Metropolitan Life Insurance Company
Metropolitan Life Separate Account UL
MetFlex
Flexible Premium Variable Life Insurance Policies
Supplement dated May 1, 2020
to
Prospectus dated May 1, 2020
This supplement is prepared for Policy Owners of MetFlex C and MetFlex Policies issued prior to January 1, 2009. It describes certain differences in the charges imposed under your Policy and the charges described in the Fee Table of the current MetFlex Exec prospectus. You should read and retain this supplement.
MetFlex C Policies
For MetFlex C Policies issued on or after May 1, 1996 and before August 1, 2000, the current sales charge imposed in Policy years 1 to 10 is up to 9% of the annual target premium paid, and the current administrative charge imposed is up to 1.05% of the annual target premium paid.
For MetFlex C Policies issued before January 1, 2009, the current charge for cost of insurance for coverage under the term benefit ranges from $0.03 to $13.93 per $1,000 of the term insurance amount. The maximum charge for cost of insurance for coverage under both the base Policy and the term benefit ranges from $0.09 to $30.45 per $1,000 of term insurance amount.
For MetFlex C Policies, the current mortality and expense risk charge is 0.48% in Policy years 1 to 9, 0.36% in Policy years 10 to 20, and 0.30% thereafter.
For MetFlex C Policies issued on or after November 5, 2001 and before February 1, 2004 with the Enhanced Cash Surrender Value Rider, if you request a full cash withdrawal in the first seven Policy years, we will refund the amounts shown in Table B below:
Table B
Policy Year of Full Cash Withdrawal	Portion of Cumulative Premium Charges to be Refunded*	Portion of Cost of Term Insurance Charges Deducted during Policy Year of Full Cash Withdrawal to be Refunded
1	100%	75%
2	90%	50%
3	75%	25%
4	60%	None
5	45%	None
6	30%	None
7	15%	None
8 and later	None	None
* The percent shown is applied to the cumulative sales, tax, and administrative charges deducted from your premium.
MetFlex Policies
For MetFlex Policies issued on or after September 1, 1993 and before January 1, 2009, there is no current sales charge and the maximum sales charge imposed is 1.0% of annual target premium paid in all Policy years. The current administrative charge is up to 1.05% of annual target premium paid in any Policy year and the maximum administrative charge is up to 1.05% of all premiums paid in all Policy years.
For MetFlex Policies issued before January 1, 2009, the maximum cost of term insurance charge ranges from $0.09 to $30.45 per $1,000 of the term insurance amount. The current mortality and expense risk charge is 0.60% in Policy years 1 to 9 and 0.30% thereafter.

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Prospectus
For
MetFlex
A Flexible Premium Variable Life Insurance Policy (“Policy”)
Issued by
Metropolitan Life Insurance Company (“MetLife”)
May 1, 2020
This Prospectus provides you with important information about MetLife’s MetFlex Policies. However, this Prospectus is not the Policy. The Policy, rather, is a separate written agreement that MetLife issues to you.
The Policy is designed to provide:
•  Life insurance coverage
•  Flexible premium payments
•  A choice among three death benefit options
•   A method of financing certain deferred compensation plans, post-retirement benefits and payroll deduction programs
You may allocate premium payments to and transfer cash value among a fixed interest account (“Fixed Account”) and the Metropolitan Life Separate Account UL Divisions (Divisions maybe referred to as “Investment Divisions” in your Policy and marketing materials) which invest in the following corresponding portfolios (“Portfolios”):
AB Variable Products Series Fund, Inc. — Class B
AB VPS Global Thematic Growth Portfolio
AB VPS Intermediate Bond Portfolio
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. Comstock Fund — Series II
Invesco V.I. International Growth Fund — Series I
American Funds Insurance Series® — Class 2
American Funds Growth Fund
American Funds High-Income Bond Fund
American Funds International Fund
American Funds U.S. Government/AAA-Rated Securities Fund
Brighthouse Funds Trust I
Brighthouse Asset Allocation 100 Portfolio — Class B
Brighthouse Small Cap Value Portfolio — Class B
Brighthouse/Aberdeen Emerging Markets Equity Portfolio — Class B
Brighthouse/Wellington Large Cap Research Portfolio — Class A
Clarion Global Real Estate Portfolio — Class A
Harris Oakmark International Portfolio — Class A
Invesco Global Equity Portfolio — Class A (formerly Oppenheimer Global Equity Portfolio)
Invesco Small Cap Growth Portfolio — Class B
JPMorgan Small Cap Value Portfolio — Class A
Loomis Sayles Growth Portfolio — Class A (formerly ClearBridge Aggressive Growth Portfolio)
MFS® Research International Portfolio — Class B
Morgan Stanley Discovery Portfolio — Class A
PIMCO Inflation Protected Bond Portfolio — Class A
PIMCO Total Return Portfolio — Class A
T. Rowe Price Large Cap Value Portfolio — Class A
Victory Sycamore Mid Cap Value Portfolio — Class A
Brighthouse Funds Trust II
Baillie Gifford International Stock Portfolio — Class A
BlackRock Bond Income Portfolio — Class A
BlackRock Capital Appreciation Portfolio — Class A
BlackRock Ultra-Short Term Bond Portfolio — Class A
Brighthouse Asset Allocation 20 Portfolio — Class B
Brighthouse Asset Allocation 40 Portfolio — Class B
Brighthouse Asset Allocation 60 Portfolio — Class B
Brighthouse/Artisan Mid Cap Value Portfolio — Class B
Brighthouse/Wellington Balanced Portfolio — Class A
Brighthouse/Wellington Core Equity Opportunities Portfolio — Class A
Frontier Mid Cap Growth Portfolio — Class A
Jennison Growth Portfolio — Class A
Loomis Sayles Small Cap Core Portfolio — Class A
MetLife Aggregate Bond Index Portfolio — Class A
MetLife Mid Cap Stock Index Portfolio — Class A
MetLife MSCI EAFE® Index Portfolio — Class A
MetLife Russell 2000® Index Portfolio — Class A
MetLife Stock Index Portfolio — Class A
MFS® Total Return Portfolio — Class B
MFS® Value Portfolio — Class A
Neuberger Berman Genesis Portfolio — Class A
T. Rowe Price Large Cap Growth Portfolio — Class A
T. Rowe Price Small Cap Growth Portfolio — Class A
Western Asset Management Strategic Bond Opportunities Portfolio — Class A
Fidelity® Variable Insurance Products
Asset Manager: Growth Portfolio — Service Class
Contrafund® Portfolio — Service Class
Equity-Income Portfolio — Service Class
Freedom 2020 Portfolio — Initial Class
Freedom 2025 Portfolio — Initial Class
Government Money Market Portfolio — Initial Class
High Income Portfolio — Initial Class
Investment Grade Bond Portfolio — Service Class

Mid Cap Portfolio — Service Class 2
Franklin Templeton Variable Insurance Products Trust
Franklin Mutual Global Discovery VIP Fund — Class 2
Templeton Foreign VIP Fund — Class 1
Templeton Global Bond VIP Fund — Class 1
Goldman Sachs Variable Insurance Trust — Institutional Shares
Goldman Sachs Small Cap Equity Insights Fund
Janus Aspen Series
Janus Henderson Balanced Portfolio — Service Shares
Janus Henderson Enterprise Portfolio — Service Shares
Janus Henderson Forty Portfolio — Service Shares
Janus Henderson Research Portfolio — Institutional Shares
MFS® Variable Insurance Trust — Service Class
MFS® Global Equity Series
MFS® New Discovery Series
MFS® Variable Insurance Trust II — Service Class
MFS® High Yield Portfolio
Morgan Stanley Variable Insurance Fund, Inc. — Class I
Emerging Markets Debt Portfolio
Emerging Markets Equity Portfolio
PIMCO Variable Insurance Trust — Administrative Class
PIMCO All Asset Portfolio
PIMCO CommodityRealReturn® Strategy Portfolio
PIMCO Long-Term U.S. Government Portfolio
PIMCO Low Duration Portfolio
Pioneer Variable Contracts Trust — Class I
Pioneer Mid Cap Value VCT Portfolio
Putnam Variable Trust — Class IB
Putnam VT International Value Fund
Royce Capital Fund — Investment Class
Royce Micro-Cap Portfolio
Royce Small-Cap Portfolio
Certain Portfolios have been subject to a name change. Please see Appendix A—“Additional Information Regarding the Portfolios.”
Separate prospectuses for AB Variable Products Series Fund, Inc., AIM Variable Insurance Funds (Invesco Insurance Funds), American Funds Insurance Series®, Brighthouse Funds Trust I, Brighthouse Funds Trust II, Fidelity® Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Janus Aspen Series, MFS® Variable Insurance Trust, MFS® Variable Insurance Trust II, Morgan Stanley Variable Insurance Fund, Inc., PIMCO Variable Insurance Trust, Pioneer Variable Contracts Trust, Putnam Variable Trust and the Royce Capital Fund (each a “Portfolio”) are available from us by calling 1-877-638-3932. They describe in greater detail an investment in the portfolios listed above. Before purchasing a Policy, read the information in this prospectus and in the prospectus for each Portfolio. Keep these prospectuses for future reference. We do not guarantee how any of the Portfolios will perform.
Since the Fixed Account is not registered under the federal securities laws, this Prospectus contains only limited information about the Fixed Account. The Policy gives you more information on the operation of the Fixed Account. Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this Prospectus. Your actual Policy and any endorsements are the controlling documents. You should read the Policy carefully for any variations in your state.
Neither the Securities and Exchange Commission (“SEC”) nor any state securities authority has approved or disapproved of these securities, nor have they determined if this Prospectus is accurate or complete. Any representation otherwise is a criminal offense. This Prospectus does not constitute an offering in any jurisdiction where such offering may not lawfully be made. Interests in the Separate Account, the Fixed Account and the Portfolios are not deposits, obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other agency or entity or person. We do not authorize any representations about this offering other than as contained in this Prospectus or its supplements or in our authorized supplemental sales material.
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Portfolio’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the shareholder reports will be made available on www.metlife.com, and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report. If you already elected to receive your shareholder report electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications, including Portfolio prospectuses and other information we send you by contacting our Administrative Office.If you wish to continue to receive shareholder reports in paper on and after January 1, 2021, we will continue to send you all future reports in paper, free of charge. Please contact us at our Administrative Office if you wish to continue receiving paper copies of the Portfolios’ shareholder reports. Your election to receive shareholder reports in paper will apply to all Portfolios available under your Policy.

Contacting Us
You can communicate all of your requests, instructions and notifications to us by contacting us in writing at your Designated Office. We may require that certain requests, instructions and notifications be made on forms that we provide. To avoid delays, such requests, instructions and notifications generally must be received by us in “good order” (see “Good Order” below). These include: changing your beneficiary; taking a Policy loan; changing your death benefit option; taking a partial withdrawal; surrendering your Policy; making transfer requests; or changing your premium allocations. Your Designated Office is  MetLife—SBR, 501 Route 22, Bridgewater, NJ 08807. We may name additional or alternate Designated Offices. If we do, we will notify you in writing.
Good Order. A request or transaction generally is considered in “good order” if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if it is not in good order. If you have any questions about the procedures and requirements for any requests, instructions or notifications, you should contact us or your sales representative before submitting the form or request.
Summary of Benefits and Risks
This summary gives an overview of the Policy and is qualified by the more detailed information in the balance of this Prospectus and the Policy. Metropolitan Life Insurance Company (“MetLife”) issues the Policies. We offer the Policies to employers, employer sponsored plans, or other organizations or individuals associated with such employers, plans or organizations. We designed the Policies for financing nonqualified deferred compensation plans, other post-employment benefits, certain employer sponsored payroll deduction programs or other purposes.
Policy Benefits
Premium Payment Flexibility.    The Policy allows flexibility in making premium payments. The Policy will remain in force as long as the cash surrender value is large enough to cover one monthly deduction, regardless of whether or not premium payments have been made.
Cash Value.    Your cash value in the Policy reflects your premium payments, the charges we deduct, interest we credit if you have cash value in our fixed interest account, any investment experience you have in our Separate Account, as well as your loan and withdrawal activity.
Specified Face Amount of Insurance.    Within certain limits, you may choose your specified face amount of insurance when the Policy is issued. You may also change the amount at any time after the first Policy year, subject to our rules and procedures.
Death Benefit Options.    Generally, you have a choice among three options. These range from an amount equal to the specified face amount to an amount equal to the specified face amount plus the Policy Cash Value at the date of death.
Income Plans.    The insurance proceeds can be paid under a variety of income plans that are available under the Policy.
Surrenders, Partial Withdrawals and Loans.    Within certain limits, you may take partial withdrawals and loans from the Policy. You may also surrender your Policy for its Cash Surrender Value.
Tax Advantages.    In general, you will not pay income taxes on any cash value that accrues in your Policy prior to a distribution. If you meet certain requirements, favorable distribution rules will apply. The death benefit may be subject to Federal and state estate taxes, but your beneficiary will generally not be subject to income tax on the death benefit. In the case of employer-owned life insurance as defined in Section 101(j) of the Internal Revenue Code (the “Code”), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. As with any taxation matter, you should consult with and rely on the advice of your own tax adviser.

Term Rider.    This rider provides coverage on the insured to age 100 for Policies issued on and after January 1, 2020 (for policies issued prior to January 1, 2020, the rider provides coverage to age 95). The amount of sales charge you pay will be less if coverage is obtained through this rider rather than as part of the Policy. The current charges for the cost of insurance are lower for coverage under the term rider than under the base Policy. For details, see “Optional Rider Benefits—Term Benefit.”
Other Optional Rider Benefits.    You may be eligible for certain other benefits provided by rider, subject to certain underwriting requirements and the payment of additional premiums. We will deduct any charges for the rider(s) (other than the charge for the interim term insurance rider) as part of the monthly deduction.
Risks of a Policy.
This Prospectus discusses the risks associated with purchasing the Policy. Prospectuses for the Portfolios discuss the risks associated with investment in the Portfolio described therein. Each of the Divisions that is available to you under the Policy invests solely in a corresponding “Portfolio” of a Fund.
Investment Risk.    MetLife does not guarantee the investment performance of the Divisions and you should consider your risk tolerance before selecting any of these options. You will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct certain Policy fees and charges from your Policy’s cash value, which can significantly reduce your Policy’s cash value. During times of poor investment performance, these deductions may have an even greater impact on your Policy’s cash value. It is possible to lose your full investment and your Policy could terminate without value, unless you pay additional premiums. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate. For policies issued on and after January 1, 2020, the guaranteed minimum annual effective rate is 1%. (For policies issued from February 24, 2012 through December 31, 2019, the guaranteed minimum annual effective rate is 2.5% and for Policies issued prior to February 24, 2012, the guaranteed minimum annual effective rate is 4%.).
Surrender and Withdrawal Risks.    The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and are not suitable as a short-term savings vehicle. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy’s cash value in the near future.
Risk of Policy Termination.    Your Policy may terminate without value if you have paid an insufficient amount of premiums or if the investment experience of the Divisions is poor. If your cash surrender value is not enough to pay the monthly deduction, your Policy will terminate without value unless you make a premium payment sufficient to cover two monthly deductions within the 61-day grace period. If your Policy does terminate, your insurance coverage will terminate (although you will be given an opportunity to reinstate your coverage if you satisfy certain requirements). Lapse of a policy on which there is an outstanding loan may have adverse tax consequences.
Policy Charge and Expense Increase.    We have the right to increase certain Policy charges.
Tax Law Risks.    We anticipate that the Policy should generally be deemed a life insurance contract under Federal tax law. The insurance proceeds payable upon death of the insured under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under Section 7702 of the Code, as in effect on the date the Policy was issued. The guidance, however, is not entirely clear in certain circumstances, for example, with respect to Policies issued on a substandard risk basis. In general, you should not be deemed to be in receipt of any portion of your Policy’s cash value until there is an actual distribution from the Policy. Although the Beneficiary generally should not have to pay Federal income tax on the insurance proceeds, other taxes, such as estate taxes, may apply. In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued.

If you pay more than a certain amount of premiums, you may cause your Policy to become a “modified endowment contract.” If it does, you will pay income taxes on loans and other amounts we pay out to you (except for payment of insurance proceeds) to the extent of any gains in your Policy (which is generally the excess of cash value over the premiums paid). In this case, an additional 10% tax penalty may also apply.
If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.
If your Policy is part of an equity split dollar arrangement under the economic benefit regime, there is a risk that some portion of the cash value may be taxed prior to any Policy distribution.
Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. As with any taxation matter, you should consult with and rely on the advice of your own tax adviser.
Other Matters. The novel coronavirus COVID-19 pandemic is causing illnesses and deaths. This pandemic, other pandemics, and their related major public health issues are having a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the spread and severity of such a pandemic, increasing its harm to the Company. Any of these events could materially adversely affect the Company’s operations, business, financial results, or financial condition.
Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The charges set forth in the first two tables may vary by group, based on anticipated variations in our costs or risks associated with the group or individuals in the group that the charge was intended to cover. Variations in the charges will be made in accordance with our established and uniformly applied administrative procedures. Any variations in charges will be reasonable and will not be unfairly discriminatory to the interests of any Policy Owner. In addition to the following tables, certain charges that we don’t currently impose (but which we have the right to impose on your Policy in the future) are described under “Charges and Deductions—Other Charges,” further back in this Prospectus.
In certain cases, we have the right to increase our charges for new Policies, as well as for Policies already outstanding. The maximum charges in such cases are shown in the far right-hand columns of the first three tables below.
Transaction Fees
This table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value among the Divisions or the Fixed Account.
Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount We Can Deduct
Sales Charge[1,2]	On payment of premium	Policy Years 1 to 10, up to 6.5% of annual target premium paid	Policy Years 1 to 10, up to 9% of annual target premium paid
		Policy Years 11 and later, up to 3% of annual target premium paid	Policy Years 11 and later, same as Current Amount for those years
		0% on premiums paid in excess of annual target premium in all Policy years	0% on premiums paid in excess of annual target premium in all Policy years

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount We Can Deduct
Charge for average expected state and local taxes attributable to premiums	On payment of premium	2.25% of each premium payment	Same as Current Amount
Charge for expected federal taxes attributable to premiums	On payment of premium	1.2% of each premium payment	Same as Current Amount
Administrative Charge[1]	On payment of premium	Policy Years 1 to 10, up to 0.55% of annual target premium paid	Up to 1.05% of annual target premium paid in all Policy years
		Policy Years 11 and later, up to 1.05% of annual target premium paid	0.05% of premiums paid in excess of annual target premium in all Policy years
0.05% on premiums paid in excess of annual target premium in all Policy years
Transfer Fee	On transfer of cash value among Divisions or to or from the Fixed Account	Not currently charged	$25 per transfer
Interim Term Insurance Benefit[3] (applies only if you elected rider at issue)	On payment of first premium if rider is elected	Highest: $33.79 per $1,000 of term insurance amount	Highest: $33.82 per $1,000 of term insurance amount
Highest and Lowest Charge Among All Possible Insureds		Lowest: $0.03 per $1,000 of term insurance amount	Lowest: $0.03 per $1,000 of term insurance amount
Charge for male, issue age 47, nonsmoker, Guaranteed Issue underwriting class		$0.15 per $1,000 of term insurance amount	$0.27 per $1,000 of term insurance amount
Enhanced Cash Surrender Value Rider[4]	On premium payments made during the first five Policy years	0.25% of each premium payment made during the first five Policy years	Same as Current Amount
Underwriting Charge (applies only if you request an increase in your specified face amount)	On face amount increase	Not currently charged	Up to $3 per $1,000 of increase
1See “Charges and Deductions—Annual Target Premium” for a detailed discussion of the determination of the annual target premium.
2For Policies issued with the Refund of Sales Charge Rider, if you request a full cash withdrawal during the first five Policy years, we will refund any sales charges deducted within 365 days prior to the date the request is received at your Designated Office. The Refund of Sales Charge Rider was not available in New Jersey prior to January 24, 2020.
3This charge varies based on individual characteristics of the insured or of individuals in the group that the charge was intended to cover, and may not be representative of the charge that you will pay. You can obtain more information about the charges that would apply by contacting your insurance sales representative. If you would like, we will provide you with an illustration of the impact of these and other charges under the Policy based on various assumptions.
4For Policies issued with the Enhanced Cash Surrender Value Rider on or after February 1, 2004, if you request a full cash withdrawal during the first ten Policy years, we will refund (a) part of the cumulative charges we have deducted from your premium payments and (b) part of the cost of term insurance we have deducted in the current Policy year, as shown in Table A below. However, we will not pay this refund if the full cash withdrawal is related to an exchange pursuant to Section 1035 of the Code. This rider is subject to state approval.
Table A
Policy Year of Full Cash Withdrawal	Portion of Cumulative Premium Charges to be Refunded*	Portion of Cost of Term Insurance Charges Deducted during Policy Year of Full Cash Withdrawal to be Refunded
1	100%	95%
2	95%	85%
3	90%	75%
4	85%	65%
5	80%	55%
6	75%	45%
7	70%	35%
8	65%	25%
9	60%	15%
10	55%	5%
11 and later	None	None
* The percent shown is applied to the cumulative sales, tax, and administrative charges deducted from your premium.
Periodic Charges Other Than Portfolio Operating Expenses
These tables describe other fees and expenses that you will pay periodically during the time that you own the Policy not including the fees and expenses of the Portfolios.
Periodic Charges
Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount We Can Deduct
Cost of Term Insurance for coverage under base policy [1,2]	On each monthly anniversary of the Policy	Highest: $33.79 per $1,000 of term insurance amount	Highest: $35.30 per $1,000 of term insurance amount
Highest and Lowest Charge Among All Possible Insureds		Lowest: $0.03 per $1,000 of term insurance amount	Lowest: $0.03 per $1,000 of term insurance amount
Charge for male, issue age 47, nonsmoker, Guaranteed Issue underwriting class		$0.15 per $1,000 of term insurance amount	$0.27 per $1,000 of term insurance amount
Cost of Term Insurance for coverage under the term benefit [1,2]	On each monthly anniversary of the Policy	Highest: $25.34per $1,000 of term insurance amount	Highest: $33.82per $1,000 of term insurance amount
Highest and Lowest Charge Among All Possible Insureds		Lowest: $0.02 per $1,000 of term insurance amount	Lowest: $0.03 per $1,000 of term insurance amount

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount We Can Deduct
Charge for male, issue age 47, nonsmoker, Guaranteed Issue underwriting class		$0.11 per $1,000 of term insurance amount	$0.27 per $1,000 of term insurance amount
Mortality and Expense Risk Charge [3]	On each monthly anniversary of the Policy	Effective annual rate of 0.40% of the cash value in the Separate Account.	Effective annual rate up to 0.90%
We intend to reduce this charge after Policy year 9 to 0.20% and after Policy year 20 to 0.10%.
Loan Interest Spread [4]	Annually (or on loan termination, if earlier)	Annual rate of 0.25% of the loan amount	Annual rate of 2% of the loan amount
1The cost of term insurance charge varies based on anticipated variations in our costs or risks associated with the group or individuals in the group that the charge was intended to cover. See “Charges and Deductions—Cost of Term Insurance” for a more detailed discussion of factors affecting this charge. For Policies issued before January 1, 2009, the maximum cost of insurance charge ranges from $0.09 to $30.45 per $1,000 of term insurance amount. For Policies issued from January 1, 2009 through December 31, 2019, the maximum cost of insurance charge ranges from $0.04 to $35.30 per $1,000 of term insurance amount.
2This charge varies based on individual characteristics of the insured or of individuals in the group that the charge was intended to cover, and may not be representative of the charge that you will pay. You can obtain more information about the charges that would apply by contacting your insurance sales representative. If you would like, we will provide you with an illustration of the impact of these and other charges under the Policy, based on various assumptions.
3We are waiving the following amounts of the Mortality and Expense Risk Charge: 0.08% for the Division investing in the Brighthouse/Wellington Large Cap Research Portfolio; and an amount equal to the underlying portfolio expenses that are in excess of 0.91% for the Division investing in the Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A), in excess of 1.34% for the Division investing in the Brighthouse/Artisan Mid Cap Value Portfolio (Class B), in excess of 1.15% for the Division investing in the Brighthouse Small Cap Value Portfolio (Class B), and in excess of 0.62% for the Division investing in the Invesco Global Equity Portfolio (Class A).
4We charge interest on Policy loans but credit you with interest on the amount of the cash value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit.
Portfolio Operating Expenses
Each of the Portfolios pays an investment management fee to its investment manager. Each of the Portfolios also incurs other direct expenses (see the applicable Portfolio Prospectus and the Statement of Additional Information referred to therein for each Portfolio). You bear indirectly your proportionate share of the fees and expenses of the Portfolios of each Portfolio that correspond to the Separate Account Divisions you are using. Most of the Portfolios offer various classes of shares, each of which has a different level of expenses, only one of which is available under a Policy. The available class of each Portfolio is specified in the expense table below and on the front cover pages of the Prospectus.
The first table below shows the lowest and highest fees and expenses charged by any of the Portfolios for the fiscal year ended December 31, 2019.
Minimum and Maximum Total Annual Portfolio Operating Expenses
	Minimum	Maximum
Total Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.26%	2.27%

Portfolio Fees and Expenses
(as a percentage of average daily net assets)
The following table is a summary. For more complete information on Portfolio fees and expenses, please refer to the prospectus for each Portfolio.
Portfolio	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
AB Variable Products Series Fund, Inc. — Class B
AB VPS Global Thematic Growth Portfolio	0.75%	0.25%	0.29%	—	1.29%	0.05%	1.24%
AB VPS Intermediate Bond Portfolio	0.45%	0.25%	0.82%	—	1.52%	0.01%	1.51%
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. Comstock Fund — Series II	0.57%	0.25%	0.17%	0.02%	1.01%	0.01%	1.00%
Invesco V.I. International Growth Fund — Series I	0.71%	—	0.18%	0.01%	0.90%	—	0.90%
American Funds Insurance Series® — Class 2
American Funds Growth Fund	0.32%	0.25%	0.04%	—	0.61%	—	0.61%
American Funds High-Income Bond Fund	0.47%	0.25%	0.04%	—	0.76%	—	0.76%
American Funds International Fund	0.49%	0.25%	0.06%	—	0.80%	—	0.80%
American Funds U.S. Government/AAA-Rated Securities Fund	0.34%	0.25%	0.04%	—	0.63%	—	0.63%
Brighthouse Funds Trust I
Brighthouse Asset Allocation 100 Portfolio — Class B	0.07%	0.25%	0.02%	0.66%	1.00%	—	1.00%
Brighthouse Small Cap Value Portfolio — Class B	0.75%	0.25%	0.04%	0.11%	1.15%	0.01%	1.14%
Brighthouse/Aberdeen Emerging Markets Equity Portfolio — Class B	0.92%	0.25%	0.09%	—	1.26%	0.10%	1.16%
Brighthouse/Wellington Large Cap Research Portfolio — Class A	0.56%	—	0.03%	—	0.59%	0.04%	0.55%
Clarion Global Real Estate Portfolio — Class A	0.62%	—	0.05%	—	0.67%	0.04%	0.63%
Harris Oakmark International Portfolio — Class A	0.77%	—	0.05%	—	0.82%	0.03%	0.79%
Invesco Global Equity Portfolio — Class A	0.66%	—	0.04%	—	0.70%	0.11%	0.59%
Invesco Small Cap Growth Portfolio — Class B	0.85%	0.25%	0.04%	—	1.14%	0.08%	1.06%
JPMorgan Small Cap Value Portfolio — Class A	0.78%	—	0.07%	—	0.85%	0.10%	0.75%
Loomis Sayles Growth Portfolio — Class A	0.57%	—	0.02%	—	0.59%	0.02%	0.57%
MFS ® Research International Portfolio — Class B	0.70%	0.25%	0.04%	—	0.99%	0.10%	0.89%
Morgan Stanley Discovery Portfolio — Class A	0.64%	—	0.04%	—	0.68%	0.02%	0.66%

Portfolio	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
PIMCO Inflation Protected Bond Portfolio — Class A	0.48%	—	0.94%	—	1.42%	—	1.42%
PIMCO Total Return Portfolio — Class A	0.48%	—	0.38%	—	0.86%	0.03%	0.83%
T. Rowe Price Large Cap Value Portfolio — Class A	0.57%	—	0.02%	—	0.59%	0.05%	0.54%
T. Rowe Price Mid Cap Growth Portfolio — Class B*	0.75%	0.25%	0.03%	—	1.03%	—	1.03%
Victory Sycamore Mid Cap Value Portfolio — Class A	0.65%	—	0.04%	—	0.69%	0.09%	0.60%
Brighthouse Funds Trust II
Baillie Gifford International Stock Portfolio — Class A	0.79%	—	0.05%	—	0.84%	0.12%	0.72%
BlackRock Bond Income Portfolio — Class A	0.34%	—	0.05%	—	0.39%	—	0.39%
BlackRock Capital Appreciation Portfolio — Class A	0.70%	—	0.02%	—	0.72%	0.09%	0.63%
BlackRock Ultra-Short Term Bond Portfolio — Class A	0.35%	—	0.04%	—	0.39%	0.02%	0.37%
Brighthouse Asset Allocation 20 Portfolio — Class B	0.10%	0.25%	0.03%	0.63%	1.01%	0.03%	0.98%
Brighthouse Asset Allocation 40 Portfolio — Class B	0.06%	0.25%	—	0.63%	0.94%	—	0.94%
Brighthouse Asset Allocation 60 Portfolio — Class B	0.05%	0.25%	—	0.64%	0.94%	—	0.94%
Brighthouse/Artisan Mid Cap Value Portfolio — Class B	0.82%	0.25%	0.04%	—	1.11%	0.08%	1.03%
Brighthouse/Wellington Balanced Portfolio — Class A	0.46%	—	0.07%	—	0.53%	—	0.53%
Brighthouse/Wellington Core Equity Opportunities Portfolio — Class A	0.70%	—	0.02%	—	0.72%	0.12%	0.60%
Frontier Mid Cap Growth Portfolio — Class A	0.71%	—	0.04%	—	0.75%	0.02%	0.73%
Jennison Growth Portfolio — Class A	0.60%	—	0.02%	—	0.62%	0.08%	0.54%
Loomis Sayles Small Cap Core Portfolio — Class A	0.90%	—	0.07%	0.01%	0.98%	0.09%	0.89%
MetLife Aggregate Bond Index Portfolio — Class A	0.25%	—	0.03%	—	0.28%	0.01%	0.27%
MetLife Mid Cap Stock Index Portfolio — Class A	0.25%	—	0.05%	0.01%	0.31%	—	0.31%
MetLife MSCI EAFE® Index Portfolio — Class A	0.30%	—	0.07%	0.01%	0.38%	—	0.38%
MetLife Russell 2000® Index Portfolio — Class A	0.25%	—	0.06%	—	0.31%	—	0.31%
MetLife Stock Index Portfolio — Class A	0.25%	—	0.03%	—	0.28%	0.01%	0.27%
MFS ® Total Return Portfolio — Class B	0.57%	0.25%	0.06%	—	0.88%	—	0.88%
MFS ® Value Portfolio — Class A	0.61%	—	0.02%	—	0.63%	0.06%	0.57%
Neuberger Berman Genesis Portfolio — Class A	0.82%	—	0.04%	—	0.86%	0.01%	0.85%

Portfolio	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
T. Rowe Price Large Cap Growth Portfolio — Class A	0.60%	—	0.03%	—	0.63%	0.05%	0.58%
T. Rowe Price Small Cap Growth Portfolio — Class A	0.47%	—	0.03%	—	0.50%	—	0.50%
Western Asset Management Strategic Bond Opportunities Portfolio — Class A	0.57%	—	0.03%	—	0.60%	0.06%	0.54%
Fidelity ® Variable Insurance Products
Asset Manager: Growth Portfolio — Service Class	0.54%	0.10%	0.14%	0.03%	0.81%	—	0.81%
Contrafund ® Portfolio — Service Class	0.54%	0.10%	0.07%	—	0.71%	—	0.71%
Equity-Income Portfolio — Service Class	0.44%	0.10%	0.09%	—	0.63%	—	0.63%
Freedom 2020 Portfolio — Initial Class	—	—	—	0.52%	0.52%	—	0.52%
Freedom 2025 Portfolio — Initial Class	—	—	—	0.54%	0.54%	—	0.54%
Government Money Market Portfolio — Initial Class	0.17%	—	0.09%	—	0.26%	—	0.26%
High Income Portfolio — Initial Class	0.55%	—	0.12%	—	0.67%	—	0.67%
Investment Grade Bond Portfolio — Service Class	0.30%	0.10%	0.10%	—	0.50%	—	0.50%
Mid Cap Portfolio — Service Class 2	0.54%	0.25%	0.08%	—	0.87%	—	0.87%
Franklin Templeton Variable Insurance Products Trust
Franklin Mutual Global Discovery VIP Fund — Class 2	0.88%	0.25%	0.06%	—	1.19%	—	1.19%
Templeton Foreign VIP Fund — Class 1	0.80%	—	0.05%	0.02%	0.87%	0.02%	0.85%
Templeton Global Bond VIP Fund — Class 1	0.46%	—	0.07%	0.09%	0.62%	0.11%	0.51%
Goldman Sachs Variable Insurance Trust — Institutional Shares
Goldman Sachs Small Cap Equity Insights Fund	0.70%	—	0.31%	—	1.01%	0.20%	0.81%
Janus Aspen Series
Janus Henderson Balanced Portfolio — Service Shares	0.55%	0.25%	0.07%	—	0.87%	—	0.87%
Janus Henderson Enterprise Portfolio — Service Shares	0.64%	0.25%	0.08%	—	0.97%	—	0.97%
Janus Henderson Forty Portfolio — Service Shares	0.69%	0.25%	0.08%	—	1.02%	—	1.02%
Janus Henderson Research Portfolio — Institutional Shares	0.49%	—	0.10%	—	0.59%	—	0.59%
MFS ® Variable Insurance Trust — Service Class
MFS ® Global Equity Series	0.90%	0.25%	0.26%	—	1.41%	0.24%	1.17%
MFS ® New Discovery Series	0.90%	0.25%	0.05%	—	1.20%	0.01%	1.19%
MFS ® Variable Insurance Trust II — Service Class
MFS ® High Yield Portfolio	0.70%	0.25%	0.07%	—	1.02%	0.05%	0.97%

Portfolio	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
Morgan Stanley Variable Insurance Fund, Inc. — Class I
Emerging Markets Debt Portfolio	0.75%	—	0.37%	—	1.12%	—	1.12%
Emerging Markets Equity Portfolio	0.85%	—	0.42%	—	1.27%	0.02%	1.25%
PIMCO Variable Insurance Trust — Administrative Class
PIMCO All Asset Portfolio	0.43%	0.15%	—	1.14%	1.72%	0.15%	1.57%
PIMCO CommodityRealReturn® Strategy Portfolio	0.74%	0.15%	1.27%	0.11%	2.27%	0.11%	2.16%
PIMCO Long-Term U.S. Government Portfolio	0.48%	0.15%	0.12%	—	0.75%	—	0.75%
PIMCO Low Duration Portfolio	0.50%	0.15%	0.39%	—	1.04%	—	1.04%
Pioneer Variable Contracts Trust — Class I
Pioneer Mid Cap Value VCT Portfolio	0.65%	—	0.08%	—	0.73%	—	0.73%
Putnam Variable Trust — Class IB
Putnam VT International Value Fund	0.69%	0.25%	0.23%	—	1.17%	—	1.17%
Royce Capital Fund — Investment Class
Royce Micro-Cap Portfolio	1.25%	—	0.18%	—	1.43%	0.10%	1.33%
Royce Small-Cap Portfolio	1.00%	—	0.15%	—	1.15%	0.07%	1.08%
*Effective April 29, 2019, the Portfolio is closed to new investments and transfers.
The information shown in the table above was provided by the Portfolios. Certain Portfolios and their investment adviser have entered into expense reimbursement and/or fee waiver arrangements that will continue from May 1, 2020 through April 30, 2021. These arrangements can be terminated with respect to these Portfolios only with the approval of the Portfolio's board of directors or trustees. Please see the Portfolios’ prospectuses for additional information regarding these arrangements.
Certain Portfolios that have “Acquired Fund Fees and Expenses” may be “funds of funds.” A fund of funds invests substantially all of its assets in other underlying funds. Because the Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.
Additional information about the management fees and expenses of the Portfolios can be obtained in Portfolios’ prospectuses and statements of additional information.
For information concerning compensation paid for the sale of the Policies, see “Sale of Policies.”
MetLife
Metropolitan Life Insurance Company (“MetLife”) is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a $280.6 billion general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities, at December 31, 2019. The Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc.
MetLife has the legal obligation to pay all benefits and other amounts to which you are entitled under the terms of your Policy.

The Fixed Account
The Fixed Account is part of our general assets that are not in any legally segregated separate accounts. Amounts in the Fixed Account are credited with interest at an effective annual rate of 1%. (For policies issued from February 24, 2012 through December 31, 2019, the guaranteed minimum annual effective rate is 2.5% and for Policies issued prior to February 24, 2012, the guaranteed minimum annual effective rate is 4%.) We may also credit excess interest on such amounts. Different excess interest rates may apply to different amounts based upon when such amounts were allocated to the Fixed Account.
Any partial amounts we remove from the Fixed Account (such as any portion of your Policy’s monthly deduction that is allocable to the Fixed Account) will be taken from the most recently allocated amounts first. Any excess interest rate will be credited for at least 12 months before a new rate is credited. We can delay transfers, withdrawals, surrender and payment of Policy loans from the Fixed Account for up to 6 months. Since the Fixed Account is not registered under the federal securities laws, this Prospectus contains only limited information about the Fixed Account. The Policy gives you more information on the operation of the Fixed Account.
Separate Account
The Separate Account receives premium payments from the Policy described in this Prospectus and other variable life insurance policies that we issue. The assets in the Separate Account legally belong to us, but they are held solely for the benefit of investors in the Separate Account and no one else, including our other creditors. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains and losses. We will keep an amount in the Separate Account that at least equals the value of our commitments to Policy Owners that are based on their investments in the Separate Account. We can also keep charges that we deduct and other excess amounts in the Separate Account or we can transfer the excess out of the Separate Account.
We are obligated to pay the death benefit under the Policy even if that amount exceeds the Policy’s cash value in the Separate Account. The amount of the death benefit that exceeds the Policy’s cash value in the Separate Account is paid from our general account. Death benefits paid from the general account are subject to the financial strength and claims-paying ability of MetLife. For other life insurance policies and annuity contracts that we issue, we pay all amounts owed under the policies and contracts from the general account. MetLife is regulated as an insurance company under state law, which generally imposes restrictions on the amount and type of investments in the general account. However, there is no guarantee that we will be able to meet our claims-paying obligations. There are risks to purchasing any insurance product.
The investment adviser to certain of the Portfolios offered with the Policy or with other variable life insurance policies issued through the Separate Account may be regulated as a Commodity Pool Operator. While we do not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.
The Divisions.    The Separate Account has subdivisions, called “Divisions.” Each Division invests its assets exclusively in shares of a corresponding Portfolio of a Fund. We can add new Divisions to or eliminate Divisions from the Separate Account. You can designate how you would like your net premiums and cash value to be allocated among the available Divisions and our Fixed Account. In some cases, your employer retains the right to allocate the portion of any net premium it pays (rather than any premium you pay). If so, the Policy will state this. Amounts you allocate to each Division receive the investment experience of the Division, and you bear this investment risk.
The Funds
Each of the Funds is a “series” type of mutual fund, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). Each Fund is divided into Portfolios, each of which represents a different class of stock in which a corresponding Division of the Separate Account invests.  Prospectuses for the Portfolios are available by calling 1-877-638-3932 or through your registered representative. You should read each Portfolio prospectus carefully. The Portfolio Prospectuses contain information about each Fund and its Portfolios, including the investment objectives, strategies, risks and investment advisers that are associated with each Portfolio.
Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.
Certain Payments We Receive with Regard to the Portfolios.    An investment adviser may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment for expenses for certain administrative, marketing and support services with respect to the Policies and, in MetLife’s role as intermediary, with respect to the Portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Policy Owners and Certificate Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolio prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolio attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.
Additionally, an investment adviser may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.
On August 4, 2017, MetLife, Inc. completed the separation of Brighthouse Financial, Inc. and its subsidiaries (“Brighthouse”) where MetLife, Inc. retained an ownership interest of 19.2% non-voting common stock outstanding of Brighthouse Financial, Inc. In June 2018, MetLife, Inc. sold Brighthouse Financial, Inc. common stock in exchange for MetLife, Inc. senior notes and Brighthouse was no longer considered a related party. At December 31, 2018, MetLife, Inc. no longer held any shares of Brighthouse Financial, Inc. for its own account; however, certain insurance company separate accounts managed by MetLife held shares of Brighthouse Financial, Inc. Brighthouse subsidiaries include Brighthouse Investment Advisers, LLC, which serves as the investment adviser for the Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by MetLife and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. As of December 31, 2019, approximately 89% of Portfolio assets held in Separate Accounts of MetLife and its affiliates were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the Policy Owner. In addition, the amount of payments we receive could cease or be substantially reduced which may have a material impact on our financial statements.
Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Fund’s 12b-1 Plan, if any, is described in more detail in each Fund’s prospectus. (See also “Fee Tables—Portfolio Operating Expenses.”) Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio’s 12b-1 Plan decrease the Portfolio’s investment return.
Selection of Portfolios.    We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s adviser or subadviser is one of our affiliates or whether the Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive with

Regard to the Portfolios” above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. In some cases, we may include Portfolios based on recommendations made by selling firms through which the Policy is sold. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of cash value to such Portfolios. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments or transfers of cash value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Policy Owners.
We do not provide investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the cash value of your Policy resulting from the performance of the Portfolios you have chosen.
The adviser, any sub-adviser and investment objective of each Portfolio are as follows:
Portfolio	Investment Objective	Investment Adviser/Subadviser
AB Variable Products Series Fund, Inc. — Class B
AB VPS Global Thematic Growth Portfolio	Seeks long-term growth of capital.	AllianceBernstein L.P.
AB VPS Intermediate Bond Portfolio	Seeks to generate income and price appreciation without assuming what the Adviser considers undue risk.	AllianceBernstein L.P.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. Comstock Fund — Series II	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund — Series I	Seeks long-term growth of capital.	Invesco Advisers, Inc.
American Funds Insurance Series® — Class 2
American Funds Growth Fund	Seeks growth of capital.	Capital Research and Management CompanySM
American Funds High-Income Bond Fund	Seeks a high level of current income. Its secondary investment objective is capital appreciation.	Capital Research and Management CompanySM
American Funds International Fund	Seeks long-term growth of capital.	Capital Research and Management CompanySM
American Funds U.S. Government/AAA-Rated Securities Fund	Seeks a high level of current income consistent with preservation of capital.	Capital Research and Management CompanySM
Brighthouse Funds Trust I
Brighthouse Asset Allocation 100 Portfolio — Class B	Seeks growth of capital.	Brighthouse Investment Advisers, LLC
Brighthouse Small Cap Value Portfolio — Class B	Seeks long-term capital appreciation.	Brighthouse Investment Advisers, LLC Subadvisers: Delaware Investments Fund Advisers; Wells Capital Management Incorporated
Brighthouse/Aberdeen Emerging Markets Equity Portfolio — Class B	Seeks capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Aberdeen Asset Managers Limited

Portfolio	Investment Objective	Investment Adviser/Subadviser
Brighthouse/Wellington Large Cap Research Portfolio — Class A	Seeks long-term capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP
Clarion Global Real Estate Portfolio — Class A	Seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.	Brighthouse Investment Advisers, LLC Subadviser: CBRE Clarion Securities LLC
Harris Oakmark International Portfolio — Class A	Seeks long-term capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.
Invesco Global Equity Portfolio — Class A (formerly Oppenheimer Global Equity Portfolio)	Seeks capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.
Invesco Small Cap Growth Portfolio — Class B	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.
JPMorgan Small Cap Value Portfolio — Class A	Seeks long-term capital growth.	Brighthouse Investment Advisers, LLC Subadviser: J.P. Morgan Investment Management Inc.
Loomis Sayles Growth Portfolio — Class A (formerly ClearBridge Aggressive Growth Portfolio)	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.
MFS® Research International Portfolio — Class B	Seeks capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company
Morgan Stanley Discovery Portfolio — Class A	Seeks capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.
PIMCO Inflation Protected Bond Portfolio — Class A	Seeks maximum real return, consistent with preservation of capital and prudent investment management.	Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC
PIMCO Total Return Portfolio — Class A	Seeks maximum total return, consistent with the preservation of capital and prudent investment management.	Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC
T. Rowe Price Large Cap Value Portfolio — Class A	Seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.	Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.
T. Rowe Price Mid Cap Growth Portfolio — Class B*	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.
Victory Sycamore Mid Cap Value Portfolio — Class A	Seeks high total return by investing in equity securities of mid-sized companies.	Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management Inc.
Brighthouse Funds Trust II
Baillie Gifford International Stock Portfolio — Class A	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: Baillie Gifford Overseas Limited

Portfolio	Investment Objective	Investment Adviser/Subadviser
BlackRock Bond Income Portfolio — Class A	Seeks a competitive total return primarily from investing in fixed-income securities.	Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC
BlackRock Capital Appreciation Portfolio — Class A	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC
BlackRock Ultra-Short Term Bond Portfolio — Class A	Seeks a high level of current income consistent with preservation of capital.	Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC
Brighthouse Asset Allocation 20 Portfolio — Class B	Seeks a high level of current income, with growth of capital as a secondary objective.	Brighthouse Investment Advisers, LLC
Brighthouse Asset Allocation 40 Portfolio — Class B	Seeks high total return in the form of income and growth of capital, with a greater emphasis on income.	Brighthouse Investment Advisers, LLC
Brighthouse Asset Allocation 60 Portfolio — Class B	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Brighthouse Investment Advisers, LLC
Brighthouse/Artisan Mid Cap Value Portfolio — Class B	Seeks long-term capital growth.	Brighthouse Investment Advisers, LLC Subadviser: Artisan Partners Limited Partnership
Brighthouse/Wellington Balanced Portfolio — Class A	Seeks long-term capital appreciation with some current income.	Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP
Brighthouse/Wellington Core Equity Opportunities Portfolio — Class A	Seeks to provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.	Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP
Frontier Mid Cap Growth Portfolio — Class A	Seeks maximum capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC
Jennison Growth Portfolio — Class A	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC
Loomis Sayles Small Cap Core Portfolio — Class A	Seeks long-term capital growth from investments in common stocks or other equity securities.	Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.
MetLife Aggregate Bond Index Portfolio — Class A	Seeks to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.	Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC
MetLife Mid Cap Stock Index Portfolio — Class A	Seeks to track the performance of the Standard & Poor’s MidCap 400® Composite Stock Price Index.	Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC
MetLife MSCI EAFE® Index Portfolio — Class A	Seeks to track the performance of the MSCI EAFE® Index.	Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC

Portfolio	Investment Objective	Investment Adviser/Subadviser
MetLife Russell 2000® Index Portfolio — Class A	Seeks to track the performance of the Russell 2000® Index.	Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC
MetLife Stock Index Portfolio — Class A	Seeks to track the performance of the Standard & Poor’s 500® Composite Stock Price Index.	Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC
MFS® Total Return Portfolio — Class B	Seeks a favorable total return through investment in a diversified portfolio.	Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company
MFS® Value Portfolio — Class A	Seeks capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company
Neuberger Berman Genesis Portfolio — Class A	Seeks high total return, consisting principally of capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC
T. Rowe Price Large Cap Growth Portfolio — Class A	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.
T. Rowe Price Small Cap Growth Portfolio — Class A	Seeks long-term capital growth.	Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.
Western Asset Management Strategic Bond Opportunities Portfolio — Class A	Seeks to maximize total return consistent with preservation of capital.	Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company
Fidelity® Variable Insurance Products
Asset Manager: Growth Portfolio — Service Class	Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.	Fidelity Management & Research Company LLC
Contrafund® Portfolio — Service Class	Seeks long-term capital appreciation.	Fidelity Management & Research Company LLC
Equity-Income Portfolio — Service Class	Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Fidelity Management & Research Company LLC
Freedom 2020 Portfolio — Initial Class	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity Management & Research Company LLC
Freedom 2025 Portfolio — Initial Class	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity Management & Research Company LLC
Government Money Market Portfolio — Initial Class	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity Management & Research Company LLC
High Income Portfolio — Initial Class	Seeks a high level of current income, while also considering growth of capital.	Fidelity Management & Research Company LLC

Portfolio	Investment Objective	Investment Adviser/Subadviser
Investment Grade Bond Portfolio — Service Class	Seeks as high a level of current income as is consistent with the preservation of capital.	Fidelity Management & Research Company LLC
Mid Cap Portfolio — Service Class 2	Seeks long-term growth of capital.	Fidelity Management & Research Company LLC
Franklin Templeton Variable Insurance Products Trust
Franklin Mutual Global Discovery VIP Fund — Class 2	Seeks capital appreciation.	Franklin Mutual Advisers, LLC
Templeton Foreign VIP Fund — Class 1	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
Templeton Global Bond VIP Fund — Class 1	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.	Franklin Advisers, Inc.
Goldman Sachs Variable Insurance Trust — Institutional Shares
Goldman Sachs Small Cap Equity Insights Fund	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
Janus Aspen Series
Janus Henderson Balanced Portfolio — Service Shares	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Capital Management LLC
Janus Henderson Enterprise Portfolio — Service Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Henderson Forty Portfolio — Service Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Henderson Research Portfolio — Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
MFS® Variable Insurance Trust — Service Class
MFS® Global Equity Series	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® New Discovery Series	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® Variable Insurance Trust II — Service Class
MFS® High Yield Portfolio	Seeks total return with an emphasis on high current income, but also considering capital appreciation.	Massachusetts Financial Services Company
Morgan Stanley Variable Insurance Fund, Inc. — Class I
Emerging Markets Debt Portfolio	Seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.	Morgan Stanley Investment Management Inc. Subadviser: Morgan Stanley Investment Management Limited
Emerging Markets Equity Portfolio	Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.	Morgan Stanley Investment Management Inc. Subadviser: Morgan Stanley Investment Management Company

Portfolio	Investment Objective	Investment Adviser/Subadviser
PIMCO Variable Insurance Trust — Administrative Class
PIMCO All Asset Portfolio	Seeks maximum real return consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC Subadviser: Research Affiliates, LLC
PIMCO CommodityRealReturn® Strategy Portfolio	Seeks maximum real return, consistent with prudent investment management.	Pacific Investment Management Company LLC
PIMCO Long-Term U.S. Government Portfolio	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO Low Duration Portfolio	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
Pioneer Variable Contracts Trust — Class I
Pioneer Mid Cap Value VCT Portfolio	Seeks capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.	Amundi Pioneer Asset Management, Inc.
Putnam Variable Trust — Class IB
Putnam VT International Value Fund	Seeks capital growth. Current income is a secondary objective.	Putnam Investment Management, LLC
Royce Capital Fund — Investment Class
Royce Micro-Cap Portfolio	Seeks long-term growth of capital.	Royce & Associates, LP
Royce Small-Cap Portfolio	Seeks long-term growth of capital.	Royce & Associates, LP
*Effective April 29, 2019, the Portfolio is closed to new investments and transfers.
The Portfolio Share Classes that We Offer
The Portfolios offer various classes of shares, each of which has a different level of expenses. The Portfolio prospectuses may provide information for share classes or Portfolios that are not available through the Policy. When you consult the Portfolio prospectus for a Portfolio, you should be careful to refer only to the information regarding the Portfolio and class of shares that is available through the Policy.
Substitution of Portfolios
If investment in the Portfolios or a particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Policies, or for any other reason in our sole discretion, we may substitute another portfolio without your consent. The substituted Portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may make available or close Divisions to allocation of premium payments or cash value, or both, for some or all classes of Policies, at any time in our sole discretion.
Purchase and Redemption of Portfolio Shares by the Separate Account
As of the end of each Valuation Period (see “Valuation Period” description below in “Other Policy Provisions—When Your Requests Become Effective”), purchases and redemptions of Fund shares for the Separate Account are made at their net asset value without any sales or redemption charges. These purchases and redemptions reflect the amount of any of the following transactions that take effect at the end of the Valuation Period:
•	The allocation of net premiums to the Separate Account;

•	Dividends and distributions on Fund shares, which are reinvested as of the dates paid (which reduces the value of each share of the Fund and increases the number of Fund shares outstanding, but has no effect on the cash value in the Separate Account);
•	Policy loans and loan repayments allocated to the Separate Account;
•	Transfers to and among Divisions;
•	Withdrawals and surrenders taken from the Separate Account.
Voting Rights
The Funds have shareholder meetings from time to time to, for example, elect directors and approve some changes in investment management arrangements. You can give us voting instructions on shares of each Portfolio of a Fund that are attributed to your Policy. We will vote the shares of each Portfolio that are attributed to your Policy based on your instructions. We will vote all shares in proportion to the instructions received. If we do not receive your instructions we will vote your shares in the same proportion as represented by the votes received from other Owners. The effect of this proportional voting is that a small number of Owners may control the outcome of a vote. Should we determine that the 1940 Act no longer requires us to do this, we may decide to vote Portfolio shares in our own right, without input from you or any other Owners of variable life insurance policies or variable annuity contracts that participate in a Portfolio of a Fund.
Issuing a Policy
If you want to own a Policy, then you must complete an application, which must be received by your Designated Office. We reserve the right to reject an application for any reason permitted by law, and our acceptance of an application is subject to our insurance underwriting rules.
We offer other variable life insurance policies that have different death benefits, policy features, portfolio selections, and optional programs. However, these other policies also have different charges that would affect your performance and cash values. To obtain more information about these other policies, contact your Designated Office or your sales representative.
There are three types of underwriting available under the Policy. We decide which type to use based on the total number of eligible possible insureds within the eligible group for whom a Policy could be purchased and the percentage of those insureds for whom a Policy is actually purchased. The three types of underwriting are:
Guaranteed Issue—requires the least evidence of insurability and rating classification;
Simplified Underwriting—requires more evidence of insurability and rating classification; and
Full Underwriting—requires the most evidence of insurability and rating classification.
An insured who is a standard risk under Simplified Underwriting or Guaranteed Issue may have a higher cost of term insurance rate than would apply to the same insured under Full Underwriting.
Generally, we will issue a Policy only for insureds that are age 70 or less (although we may decide to permit an insured that is older) that have provided evidence of insurability that we find acceptable. An “insured” is the person upon whose life we issue the Policy. For the purpose of computing the insured’s age under the Policy, we start with the insured’s age on the Date of Policy which is set forth in the Policy. Age under the Policy at any other time is then computed using that issue age and adding the number of full Policy years completed.
The Date of Policy is usually the date the Policy application is approved and premiums are accepted. We use the Date of Policy to calculate the Policy years (and Policy months and monthly anniversaries). To preserve a younger age for the insured, we may permit a Date of Policy that is earlier than the date the application is approved if there have been no material misrepresentations in the application. You may request that your Date of Policy be the same date the planned periodic premium is received. In these cases, you would incur a charge for insurance protection before insurance coverage starts.

Insurance coverage under the Policy will generally begin at the time the application is approved. For coverage to be effective, the insured’s health on the date of such approval must be the same as stated in the application and, in most states, we can require that the insured not have sought medical advice or treatment between the date of the application and the date of approval.
Payment and Allocation of Premiums
You can make voluntary planned periodic premium payments and unscheduled premium payments. The payment of a given premium won’t necessarily guarantee that your Policy will remain in force. Rather, this depends on your Policy’s Cash Surrender Value.
Paying Premiums
We accept premium payments made by check or cashier’s check. We do not accept cash, money orders or traveler’s checks. You can make premium payments, subject to certain limitations discussed below.
Voluntary Planned Periodic Premium Schedule.    You choose the schedule on your application. The schedule sets forth the amount of premiums, fixed payment intervals and the period of time that you intend to pay premiums. The schedule can be: (a) annual; (b) semi-annual; or (c) through another method to which we agree. After payment of the first planned periodic premium, you do not have to pay premiums in accordance with your voluntary planned period premium schedule.
Unscheduled Premium Payment Option.    You also can make other premium payments at any time.
Premium payments sent by regular U.S. mail should be addressed to: MetLife, P.O. Box 70501, Philadelphia, PA 19176-0501. Premium payments sent by express mail or courier service should be addressed to: MetLife, Lockbox #70501, Wells Fargo Bank Y1372-045, 401 Market Street, Philadelphia, PA 19106. Make check payable to: Metropolitan Life Insurance Company.
If you send premium payments or transaction requests to an address other than the one we have designated for receipt of such payments or requests, we may return the premium payment to you, or there may be a delay in applying the payment or transaction to your Policy.
Maximum and Minimum Premium Payments
•	The first premium may not be less than the planned premium unless agreed to by us.
•	After the first Policy year, your voluntary planned periodic payments must be at least $100, whether on an annual or semi-annual basis.
•	Unscheduled premium payments must be at least $100 each. We may change this minimum amount on 90 days notice to you.
•	You may not pay premiums that exceed tax law premium limitations for life insurance policies. We will return any amounts that exceed these limits, except that we will keep any amounts that are required to keep the Policy from terminating. We will let you make premium payments that would turn your Policy into a modified endowment contract, but we will tell you of this status in your annual statement, and if possible, we will tell you how to reverse the status. (“See Tax Matters—Modified Endowment Contracts.”)
•	We reserve the right not to sell a Policy to any group or individual associated with such group if the total amount of annual premium that is expected to be paid in connection with all Policies sold to the group or individuals associated with such group is less than $250,000.
•	We may require evidence of insurability for premium payments that cause the minimum death benefit to exceed the death benefit then in effect under the death benefit option chosen.
Allocating Net Premium
Your allocations of net premiums to the Fixed Account are effective as of the Investment Start Date. See “Investment Start Date” description below in “Other Policy Provisions—When Your Requests Become Effective.” Your allocations of net premiums to the Divisions of the Separate Account are effective as of the end of the free look period. See “Other Policy Provisions—Free Look Period.” During the free look period, we allocate the net premium payments you allocated to the Divisions to a money market Division. At the end of the free look period, we will allocate your cash value in that Division among all the Divisions according to your net premium allocation instructions.
For policies issued in California, we allocate net premiums to the Divisions as of the Investment Start Date. If you are age 60 or older, and you allocate 100% of your initial net premium to a money market Division in order to receive a refund of premiums should you cancel the Policy during the free look period, we will not automatically transfer your cash value or reallocate your future premiums once the free look period has ended. You must contact us to request a transfer or reallocation.
You can instruct us to allocate your net premiums among the Fixed Account and the Divisions. You can change your allocations (effective after the end of the free look period) at any time by giving us written notification at your Designated Office or in any other manner that we permit. If you have cash value of at least $60,000,000 in the Fixed Account for all Policies you own, we will have to give prior approval to any allocation of net premium or transfer of cash value to the Fixed Account.
Insurance Proceeds
If the Policy is in force, we will pay your beneficiary the insurance proceeds as of the end of the Valuation Period that includes the insured’s date of death. We will pay this amount after we receive documents that we request as due proof of the insured’s death.
We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Divisions of the Separate Account. More detailed information concerning settlement options is provided under "Income Plans" and on request from your Designated Office. We will pay interest on the proceeds as required by applicable state law.
Unless otherwise requested and subject to state law, the Policy’s death proceeds will generally be paid to the beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.
The beneficiary has one year from the date the insurance proceeds are paid to change the selection from a single sum payment to an income plan, as long as we have made no payments from the interest-bearing account. If the terms of the income plan permit the beneficiary to withdraw the entire amount from the plan, the beneficiary can also name contingent beneficiaries.
The insurance proceeds equal:
•	The death benefit under the death benefit option or minimum death benefit that is in effect on the date of death; plus
•	Any additional insurance proceeds provided by rider; minus
•	Any unpaid Policy loans and accrued interest thereon, and any due and unpaid charges accruing during a grace period.
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary, Policy Owner or the Certificate Owner last resided, as shown on our books and records. (“Escheatment” is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your Policy’s death benefit from being paid to the state’s abandoned or unclaimed property office, it is important that you update your beneficiary designation—including complete names and complete address—if and as they change. You should contact your Designated Office in order to make a change to your beneficiary designation. (See "Contacting Us.")
Death Benefit Options
You can choose among three options. You select which option you want in the Policy application. The three options are:
•	Option A: The death benefit is a level amount and equals the specified face amount of the Policy.
•	Option B: The death benefit varies and equals the specified face amount of the Policy plus the cash value on the date of death.
•	Option C: The death benefit varies and equals the specified face amount of the Policy plus the amount by which the Policy premiums paid exceed withdrawals made.
There are issues that you should consider in choosing your death benefit option. For example, under Options B and C, the cash value or other amounts are added to the specified face amount. Therefore, the death benefit will generally be greater under these options than under Option A for Policies with the same specified face amount and premium payments. By the same token, the cost of insurance will generally be greater under Options B and C than under Option A.
You can change your death benefit option after the first Policy year, provided that:
•	Your cash surrender value after the change would be enough to pay at least two monthly deductions.
•	The specified face amount continues to be no less than the minimum we allow after a decrease.
•	The total premiums you have paid do not exceed the then current maximum premium limitations permitted under IRS rules.
•	You provide evidence satisfactory to us of the insured’s insurability, as we may require.
Any change will be effective on the monthly anniversary on or immediately following the Date of Receipt of the request (or following the date we approve it if we require evidence of insurability). A change in death benefit option will cause us to automatically increase or decrease your specified face amount so that the amount of the death benefit is not changed on the effective date of the new death benefit option.
Before you change your death benefit option you should consider the following:
•	If the term insurance portion of your death benefit changes, as it may with a change from Option A to B or C and vice versa, the term insurance charge will also change. This will affect your cash value and, in some cases, the death benefit levels.
•	If your specified face amount changes because of the change in death benefit option, consider also the issues presented by changing your specified face amount that are described under “Specified Face Amount,” below. These issues include the possibility that your Policy would become a modified endowment contract; that you would receive a taxable distribution; and that the maximum premium amounts that you can pay would change.
Minimum Death Benefit
In no event will the Policy death benefit (plus the proceeds under any term rider on the insured’s life) be lower than the minimum amount required to maintain the Policy as life insurance under the federal income tax laws as in effect on the date your Policy is issued. We determine this minimum by applying either the:
I. Cash Value Accumulation Test; or
II. Guideline Premium/Cash Value Corridor Test.
You choose the Cash Value Accumulation Test or the Guideline Premium/Cash Value Corridor Test before we issue your Policy, and the election cannot later be changed. Under the Cash Value Accumulation Test, your death benefit is never less than the amount of your Policy’s cash value at the insured’s date of death, multiplied by a factor set forth in your Policy. This factor varies depending upon the insured’s age at the date of death, and it declines as the insured grows older.

Under the Guideline Premium/Cash Value Corridor Test, there is a very similar minimum death benefit based on your Policy’s cash value at the date of death. However, the factors set forth in your Policy are higher for the Guideline Premium/Cash Value Corridor Test (which results in a higher minimum death benefit, assuming the same cash value). Also, there are firm limits on the amount of premiums you can pay for the amount of coverage you have in force under the Guideline Premium/Cash Value Corridor Test, while the tax law imposes no such firm limits under the Cash Value Accumulation Test.
Before choosing between these two Tests you should consider the following:
•	The Cash Value Accumulation Test may allow you to pay a greater amount in premiums for the same amount of death benefit under federal income tax laws and still qualify as life insurance. This is the case because the Policy will qualify as life insurance even though the Policy Owner is paying a higher level of premium than allowed under the Guideline Premium/Cash Value Accumulation Test. However, the death benefit under the Cash Value Accumulation Test (and thus the monthly cost of term insurance) could be higher. You should ask for an illustration comparing results under both tests. We reserve the right to return any premium to the extent it would cause the death benefit to increase above certain limits.
•	Increases in death benefits by operation of the Cash Value Accumulation Test will result in a higher monthly cost of term insurance. Such increases can also occur under the Guideline Premium/Cash Value Corridor Test, although this is less likely.
•	Any advantage of the Cash Value Accumulation Test may be eliminated if premium payments exceed the 7-pay test limit. The 7-pay test sets a limit on the amount of premiums which may be paid under a Policy during the 7-pay testing period (usually the first 7 Policy years after issue or after a material modification of the Policy) without incurring possible adverse tax consequences. If premiums paid exceed such limit during any 7-pay testing period, any partial withdrawals, Policy loan and other distributions may be subject to adverse federal income tax consequences. (See “Federal Tax Matters—Modified Endowment Contracts” below.)
Specified Face Amount
Choosing Your Initial Specified Face Amount.    The specified face amount is the basic amount of insurance specified in your Policy. The Minimum Initial Specified Face amount is the smallest amount of specified face amount for which a Policy may be issued. Currently this amount is $100,000. If the term insurance rider is purchased, the specified face amount and term rider amount are combined to determine the Minimum Initial Specified Face Amount. You should consider whether to take all of your coverage as specified face amount or whether to take some coverage, if available, under our term insurance benefit.
The term insurance benefit provides coverage on the insured to age 100 for Policies issued on and after January 1, 2020 (for policies issued prior to January 1, 2020, the rider provides coverage to age 95). You may purchase this rider, if available, only at the time of Policy issue. By electing to take part of your coverage under the term insurance rider, you can reduce the amount of sales charges and current cost of insurance charges that you otherwise would pay. For details, see “Optional Rider Benefits—Term Benefit.”
Changing Your Specified Face Amount.    Generally, you may change your specified face amount at any time after the first Policy year subject to certain criteria specified below. Any change will be effective on: the monthly anniversary on or next following the (a) Date of Receipt of your request; or (b) if we require evidence of insurability, the date we approve your request.
The Specified Face Amount of insurance may not be reduced to less than $100,000 during the first five Policy years or to less than $50,000 after the fifth Policy year. These minimums also apply to decreases that result from partial withdrawals or changes in death benefit options. If there have been previous specified face amount increases, any decreases in specified face amount will be made in the following order: (i) the specified face amount provided by the most recent increase; (ii) the next most recent increases successively; and (iii) the initial specified face amount. You may increase the specified face amount only if the cash surrender value after the change is large enough to cover at least two monthly deductions based on your most recent cost of term insurance charge. Any increase may require that we receive additional evidence of insurability that is satisfactory to us. We may also impose a one-time underwriting charge.

Before you change your specified face amount you should consider the following:
•	The term insurance portion of your death benefit will change and so will the term insurance charge. This will affect the insurance charges, cash value and, in some cases, death benefit levels.
•	Reducing your specified face amount may result in our returning an amount to you which, if it occurs during the first 15 Policy years, could then be taxed on an income first basis.
•	The amount of additional premiums that the tax laws permit you to pay into your Policy may increase or decrease. The additional amount you can pay without causing your Policy to be a modified endowment contract for tax purposes may also increase or decrease. (See “Tax Matters—Modified Endowment Contracts.”)
•	In some circumstances, the Policy could become a modified endowment contract.
•	For Policies issued on or after May 1, 1996 in connection with other than certain employer sponsored plans that became effective prior to August 1, 2000, the sales charge and the administration charge may change. This is because an increase or decrease in the specified face amount will result in an increase or decrease in the annual target premium on which these charges are based.
Income Plans
Generally you can receive the Policy's insurance proceeds, amounts payable at the Final Date or amounts paid upon surrender under an income plan instead of in a lump sum. The insurance proceeds can be paid under a variety of income plans that are available under the Policy.
Generally, we currently make the following income plans available:
•	Interest income
•	Installment Income for a Stated Period
•	Installment Income of a Stated Amount
•	Single Life Income—Guaranteed Payment Period
•	Single Life Income—Guaranteed Return
•	Joint and Survivor Life Income
Before you choose an income plan you should consider:
•	The tax consequences associated with the Policy proceeds, which can vary considerably, depending on whether a plan is chosen. You or your beneficiary should consult with a qualified tax adviser about tax consequences.
•	That your Policy will terminate at the time you commence an income plan and you will receive a new contract, which describes the terms of the income plan. You should carefully review the terms of the new contract, because it contains important information about the terms and conditions of the income plan.
•	That the rates of return we credit under these plans are not based on the investment performance of any of the Portfolios.
Cash Value, Transfers and Withdrawals
Cash Value
Your Policy’s cash value equals:
•	The Fixed Account cash value; plus
•	The Policy Loan Account cash value; plus
•	The Separate Account cash value.
Your Policy’s cash surrender value equals your cash value minus any outstanding Policy loans (plus any accrued and unpaid loan interest).
On your Investment Start Date, the Policy’s cash value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of any monthly deductions allocated to the Policy’s cash value in that Division.
Thereafter, at the end of each Valuation Period the cash value in a Division will equal:
•	The cash value in the Division at the beginning of the Valuation Period; plus

•	All net premiums, loan repayments and cash value transfers into the Division during the Valuation Period; minus
•	All partial cash withdrawals, loans and cash value transfers out of the Division during the Valuation Period; minus
•	The portion of any charges and deductions allocated to the cash value in the Division during the Valuation Period; plus
•	The net investment return for the Valuation Period on the amount of cash value in the Division at the beginning of the Valuation Period. The net investment return currently equals the rate of increase or decrease in the net asset value per share of the underlying Portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends and other distributions paid by the Portfolio during the period.
Cash Value Transfers
You can transfer your cash value among the Divisions and the Fixed Account at any time beginning after the end of the free look period. The minimum amount you may transfer is $50 or, if less, the total amount in an investment option. You may make transfers at any time. The maximum amount that you may transfer or withdraw from the Fixed Account in any Policy year is the greater of $50 and 25% of the largest amount in the Fixed Account over the last four Policy years. Due to this limit, it could take a number of years to fully transfer or withdraw a current balance from the Fixed Account. You should keep this in mind when considering whether an allocation of cash value to the Fixed Account is consistent with your risk tolerance and time horizon. This limit does not apply to a full surrender or any loans taken. We may also limit the number of investment options to which you may transfer cash value, and, under certain conditions, we may have to approve transfers to the Fixed Account. (See “Payment and Allocation of Premiums—Allocating Net Premiums.”)
Restrictions of Frequent Transfers.    Frequent requests from Policy Owners to transfer cash value may dilute the value of a Portfolio’s shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio’s share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios.  In addition, as described below, we intend to treat all American Funds Insurance Series® portfolios (“American Funds Portfolios”) as Monitored Portfolios. In addition, we monitor transfer activity in the Portfolios below (the “Monitored Portfolios”):
AB VPS Global Thematic Growth Portfolio
American Funds High-Income Bond Fund
American Funds International Fund
Baillie Gifford International Stock Portfolio
Brighthouse Small Cap Value Portfolio
Brighthouse/Aberdeen Emerging Markets Equity Portfolio
Clarion Global Real Estate Portfolio
Emerging Markets Debt Portfolio
Emerging Markets Equity Portfolio
Franklin Mutual Global Discovery VIP Fund
Goldman Sachs Small Cap Equity Insights Fund
Harris Oakmark International Portfolio
High Income Portfolio
Invesco Global Equity Portfolio
Invesco Small Cap Growth Portfolio
Invesco V.I. International Growth Fund
JPMorgan Small Cap Value Portfolio

Loomis Sayles Small Cap Core Portfolio
MetLife MSCI EAFE® Index Portfolio
MetLife Russell 2000® Index Portfolio
MFS® Global Equity Series
MFS® High Yield Portfolio
MFS® New Discovery Series
MFS® Research International Portfolio
Neuberger Berman Genesis Portfolio
Putnam VT International Value Fund
Royce Micro-Cap Portfolio
Royce Small-Cap Portfolio
T. Rowe Price Small Cap Growth Portfolio
Templeton Foreign VIP Fund
Templeton Global Bond VIP Fund
Western Asset Management Strategic Bond Opportunities Portfolio
We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more “round-trips” involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion.
As a condition to making their portfolios available in our products, American Funds® requires us to treat all American Funds Portfolios as Monitored Portfolios under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.
Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Portfolios under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading, or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity may also be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Portfolios and there are no arrangements in place to permit any Policy Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent transfer policies established by the Portfolio.
In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance Policies. The omnibus orders reflect the aggregation and netting of multiple orders from individual Owners of variable insurance policies and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Policy Owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in frequent trading, the Portfolio may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Policy Owner). You should read the Fund prospectuses for more details.
Restrictions on Large Transfers.    Large transfers may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Portfolios except where the manager of a particular Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
Transfers By Telephone:    Subject to our frequent transfer procedures, we may, if permitted by state law, decide in the future to allow you to make transfer requests, and changes to allocations of future net premium by phone. We may also allow you to authorize your sales representative to make such requests. The following procedures would apply:
•	We must have received your authorization in writing satisfactory to us, to act on instructions from any person that claims to be you or your sales representative, as applicable, as long as that person follows our procedures;
•	We will institute reasonable procedures to confirm that instructions we receive are genuine. Our procedures will include receiving from the caller your personalized data. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from such instructions. Because telephone transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you;

•	All telephone calls will be recorded;
•	You will receive a written confirmation of any transaction;
•	Neither the Separate Account nor we will be liable for any loss, expense or cost arising out of a telephone request if we reasonably believed the request to be genuine.
Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider’s, your sales representative’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to your Designated Office.
Surrender and Withdrawal Privileges
You can surrender your Policy for its cash surrender value. We may ask you to return the Policy before we honor your request to surrender your Policy.  You can choose to have the proceeds paid in a single sum, or under an income plan. If the insured dies after you surrender the Policy but before the end of the Policy month in which you surrendered the Policy, we will pay your beneficiary an amount equal to the difference between the Policy’s death benefit and its cash value, computed as of the surrender date.
You can make partial withdrawals if:
•	the withdrawal would not result in the cash surrender value being less than sufficient to pay 2 monthly deductions;
•	the withdrawal is at least $250;
•	the withdrawal would not result in total premiums paid exceeding any then current maximum premium limitation determined by Code rules; and
•	the withdrawal would not result in your specified face amount falling below the minimum allowable amount after a decrease, as described under “Insurance Proceeds—Specified Face Amount—Changing Your Specified Face Amount,” above.
If you make a request for a partial withdrawal that is not permitted, we will tell you and you may then ask for a smaller withdrawal or surrender the Policy. We will deduct your withdrawal from the Fixed Account and the Divisions in the same proportion that the Policy’s cash value in each such option bears to the total cash value of the Policy in the Fixed Account and the Divisions. The maximum amount that you may withdraw from the Fixed Account in any Policy year is the greater of $50 or 25% of the largest amount in the Fixed Account over the last four Policy years.
We may withhold payment of surrender, withdrawal or loan proceeds if any portion of those proceeds would be derived from a check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.
Before surrendering your Policy or requesting a partial withdrawal, you should consider the following:
•	Amounts received may be taxable as income and, if your Policy is a modified endowment contract, subject to certain tax penalties (See “Tax Matters—Modified Endowment Contracts”);
•	Your Policy could become a modified endowment contract;
•	For partial withdrawals, your death benefit will decrease, generally by the amount of the withdrawal;
•	For partial withdrawals, your specified face amount may also decrease. For Option A Policies, your specified face amount will decrease by the amount of the withdrawal. For Option B Policies, a withdrawal will not decrease the specified face amount. For Option C Policies, your specified face amount will decrease by the amount, if any, by which cumulative withdrawals exceed cumulative premiums paid.
In some cases you may be better off taking a Policy loan, rather than a partial withdrawal.

Benefit at Final Date
The Final Date is the Policy anniversary on which the insured is Age 100 (For Policies issued prior to January 1, 2020 the Final Date is the Policy anniversary on which the insured is Age 95). Subject to certain conditions, we will allow you to extend that date where permitted by state law. If the insured is living on the Final Date, we will pay you the cash surrender value of the Policy. You can receive the cash surrender value in a single sum, in an account that earns interest, or under an available income plan.
Loan Privileges
You can borrow from us and use your Policy as security for the loan. The amount of each loan must be:
•	At least $250.
•	No more than the greater of the cash surrender value less two monthly deductions and 75% of the cash surrender value (unless state law requires a different percentage to be applied, as set forth in your Policy) when added to all other outstanding Policy loans.
As of your loan request’s Date of Receipt, we will:
•	Remove an amount equal to the loan from your cash value in the Fixed Account and each Division of the Separate Account in the same proportion as the Policy’s cash value in each such option bears to the total cash value of the Policy in the Fixed Account and the Divisions.
•	Transfer such cash value to the Policy loan account, where it will be credited with interest at a rate equal to the loan rate charged less a percentage charge, based on expenses associated with Policy loans, determined by us. This percentage charge is referred to as the Loan Interest Spread, described in further detail below, and will not exceed 2%, and the minimum rate we will credit to the Policy Loan Account will be 1% per year (2.5% for policies issued from February 24, 2012 through December 31, 2019 and 4% for Policies issued prior to February 24, 2012). At least once a year, we will transfer any interest earned in your Policy loan account to the Fixed Account and the Divisions, according to the way that we then allocate your net premiums.
•	Charge you interest, which will accrue daily. We will tell you the initial interest rate that applies to your loan and mail you advance notices of any increases applicable to existing loans. The interest rate charged for a Policy year will never be more than the maximum allowed by law and will generally be the greater of:
•	The published monthly average for the calendar month ending two months before the start of such year; and
•	The guaranteed rate used to credit interest to the cash value allocated to the Fixed Account for the Policy, plus no more than 1%.
The published monthly average means (a) Moody’s Corporate Bond Yield Average Monthly Average Corporates, as published by Moody’s Investors Service, Inc. or any successor service; or (b) if the Moody’s average is not published, a substantially similar average established by regulation issued by the insurance supervisory official of the state in which your Policy is delivered.
Your interest payments are due at the end of each Policy year and if you don’t pay the amount within 31 days after it is due, we will treat it as a new Policy loan, which will be taken from the Fixed Account and the Divisions by the same method as other loans.
Repaying your loans (plus accrued interest) is done by sending in payments at least equal to $25. You should designate whether a payment is intended as a loan repayment or a premium payment, since we will treat any payment for which no designation is made as a premium payment. We will allocate your repayment to the Fixed Account and the Divisions, in the same proportion that net premiums are then allocated, except that amounts borrowed from the Fixed Account will be repaid to the Fixed Account first.
Before taking a Policy loan you should consider the following:
•	Interest payments on loans are generally not deductible for tax purposes;
•	Under certain situations, Policy loans could be considered taxable distributions;
•	Amounts held in your Policy loan account do not participate in the investment experience of the Divisions or receive the interest rate credited to the Fixed Account, either of which may be higher than the interest rate credited on the amount you borrow;

•	If you surrender your Policy or if we terminate your Policy, or at the Final Date, any outstanding loan amounts (plus accrued interest) will be taxed as a distribution (see “Federal Tax Matters—Loans” below);
•	A Policy loan increases the chances of our terminating your Policy due to insufficient cash value. We will terminate your Policy with no value if: (a) on a monthly anniversary your loans (plus accrued interest) exceed your cash value minus the monthly deduction; and (b) we tell you of the insufficiency and you do not make a sufficient payment within 61 days of the monthly anniversary;
•	Your Policy’s death proceeds will be reduced by any unpaid loan (plus any accrued and unpaid loan interest).
Optional Rider Benefits
You may be eligible for certain benefits provided by rider, subject to certain underwriting requirements and the payment of additional premiums. We will deduct any charges for the rider(s) (other than the charge for the interim term insurance rider) as part of the monthly deduction. Generally, we currently make the following benefits available by rider:
• Accelerated Death Benefit[1]	• Term Insurance Benefit[2]
• Interim Term Insurance Benefit	• Enhanced Cash Surrender Value Rider[3]
1Payment under this rider may affect eligibility for benefits under state or federal law.
2This rider is discussed in more detail under “Term Benefit” below.
3This rider may be attached at issue if you request it, but not thereafter.
Each rider contains important information, including limits and conditions that apply to the benefits. If you decide to purchase any of the riders, you should carefully review their provisions to be sure the benefit is something that you want.
You should also consider:
•	That the addition of certain riders can restrict your ability to exercise certain rights under the Policy;
•	That the amount of benefits provided under the rider is not based on investment performance of a Separate Account; but, if the Policy terminates because of poor investment performance or any other reason, the rider generally will also terminate;
•	That there are tax consequences. You should consult with your tax adviser before purchasing one of the riders.
Term Benefit
You have the flexibility to include, at Policy issue, a rider that provides a term benefit (“Term Rider”). The availability of the Term Rider is also subject to governmental approval in your state.
The Term Rider is a rider to the Policy that, like the base Policy, provides coverage on the insured to age 100 (for Policies issued prior to January 1, 2020 the coverage on the insured was provided to age 95). You may purchase this rider, if available, only at Policy issue. Nevertheless, if you purchase the Term Rider, the amount of coverage under the rider will automatically increase and decrease with any changes to your specified face amount under the Policy, so that the ratio between the Policy’s specified face amount and the amount of Term Rider coverage will always remain the same as you originally selected.
In almost all respects, coverage taken under the Term Rider has exactly the same effect as coverage taken as specified face amount under the Policy. An important difference, however, is that the sales charge depends on the amount of the coverage provided under the base Policy. The amount of Term Rider will impact the sales charge. Thus, in comparing two Policies with identical total insurance amounts, the one with the greater portion provided by the Term Rider will have a lower sales charge. Conversely, the Policy with the higher amount provided under the base Policy will have a higher sales charge.

Additionally, the cost of term insurance rates currently applicable to coverage provided under the Term Rider are lower than those currently charged for coverage under the base Policy. Therefore, the larger the portion of coverage provided under the Term Rider, the lower the overall cost of insurance. Again comparing two Policies with identical total insurance amounts, the cost of insurance will be lower under the Policy with the higher portion of coverage provided under the Term Rider.
To summarize, the lower sales charge and lower anticipated current cost of term insurance rates resulting from a greater portion of total coverage provided by the Term Rider will result in better overall performance under the Policy. You may elect to have up to 95% of your total coverage provided by the Term Rider. We are able to make these favorable terms available under the Term Rider largely because our costs of selling it (principally the commissions we pay) are lower than under the base Policy. See “Sales of Policies.”
Charges and Deductions
Important Information Applicable to all Policy Charges and Deductions
The charges discussed in the paragraphs that follow are all included in the Fee Tables on pages 7 to 14 of this Prospectus. You should refer to these Fee Tables for information about the rates and amounts of such charges, as well as other information that is not covered below.
The Policy charges compensate us for the services and benefits we provide, the costs and expenses we incur, and the risks we assume.
Services and benefits we provide:
•	the death benefit, cash, and loan benefits under the Policy;
•	investment options, including premium allocations;
•	administration of elective options ;
•	the distribution of reports to Policy Owners.
Costs and expenses we incur:
•	costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders);
•	overhead and other expenses for providing services and benefits;
•	sales and marketing expenses;
•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees.
Risks we assume:
•	that the cost of term insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate;
•	that the charges of providing the services and benefits under the Policies exceed the charges we deduct.
We may profit from the charges, including the cost of term insurance charge and the mortality and expense risk charge. Any distinctions we make about the specific purposes of the different charges are imprecise, and we are free to keep and use our revenues or profits for any other purpose, including paying any of our costs and expenses in connection with the Policies. Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. The following sets forth additional information about Policy charges.
Charges Deducted from Premiums
Annual Target Premium.    We use the concept of annual target premium to determine certain limits on sales and administrative charges (discussed immediately below). We define the annual target premium to be:
For Policies issued prior to May 1, 1996 or issued in connection with certain employer sponsored plans that became effective prior to August 1, 2000, 50% of the estimated annual amount which satisfied the 7-Pay test under federal tax law based on the issue age of the insured and the initial specified face amount (see “Federal Tax Matters—Modified Endowment Contracts”);

For all other Policies, 100% of the estimated annual amount that satisfied the 7-Pay test based on the issue age of the insured, the specified face amount of insurance of the base Policy only (excluding the Term Rider) and standard underwriting class. For such Policies, the annual target premium amount is increased and decreased proportionately for increases and decreases in the specified face amount of the Policy. This could, in turn, increase or decrease sales and administrative charges.
Sales Charge.    We deduct this charge primarily to help pay the cost of compensating sales representatives and other direct and indirect expenses of distributing the Policies. The charge is assessed directly against each premium. For premiums received in Policy years 1 through 10, the current rate is up to 6.5% of the premium paid until the total payments in each such year equal the annual target premium, and for Policy years 11 and later the rate we charge is up to 3% of each premium until the total payments in the year equal the annual target premium. No sales charge is or will be assessed against any premiums paid in any Policy year in excess of a total equal to the annual target premium. The maximum rate we can charge for premiums received up to a total equal to the annual target premium during Policy years 1 through 10 is 9%, and the maximum for Policy years 11 and later is the same as currently charged in those years.
Administrative Charge.    We incur expenses in the administration of the Policy, including our underwriting and start-up expenses. We deduct up to 1.05% (currently, this deduction is ..55% in Policy years 1-10) of each premium payment primarily to cover this expense up to a total of payments in any Policy year equal to the annual target premium, and .05% on any excess payments in any Policy year exceeding that total amount. Our charge will never exceed this rate.
Charge for Average Expected State and Local Taxes Attributable To Premiums.    We make this charge to reimburse us for the state premium taxes that we must pay on premiums we receive. Premium taxes vary from state to state and currently range from 0 to 3.50%. Our charge of 2.25% approximates the average tax rate we expect to pay on premiums we receive from all states.
Charge for Expected Federal Taxes Attributable to Premiums.    Federal income tax law requires us to pay certain amounts of taxes that are related to the amount of premiums we receive. We deduct 1.2% of each premium payment to offset the cost to us of those additional taxes, which may be more or less than the amount we pay in respect of your premiums.
Charge for Interim Term Insurance Benefit.    This charge is deducted only from your initial premium payment, and only if you elect the interim term insurance benefit. The interim term insurance benefit provides temporary initial life insurance coverage on the insured prior to the time that coverage under the Policy takes effect. This coverage is provided by adding a “rider” and is subject to several conditions and limitations. The charge for this benefit is described in the rider form. This charge is primarily to compensate us for the risk that the insured will die while coverage under this rider is in force.
Loan Interest Spread.    We charge interest on Policy loans but credit you with interest on the amount of the cash value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit. This charge is primarily to cover our expense in providing the loan. The charge is guaranteed to never exceed 2%.
Charges Included in the Monthly Deduction
We allocate the monthly deduction (except for the monthly mortality and expense risk charge) among the Fixed Account and each Division of the Separate Account in the same proportion as the Policy’s cash value in each such option bears to the total cash value of the Policy in the Fixed Account and the Divisions. We deduct the monthly deductions as of each monthly anniversary, commencing with the Date of Policy.
•	Cost of Term Insurance. This charge varies monthly based on many factors. Each month, we determine the charge by multiplying your cost of insurance rates by the term insurance amount. This is the amount that we are at risk if the insured dies.
The term insurance amount is the death benefit at the beginning of the Policy month divided by a discount factor to account for an assumed return during the month; minus the cash value at the beginning of the Policy month after deduction of all other applicable charges. Factors that affect the term insurance amount include the specified face amount, the cash value and the death benefit option you choose (generally, the term insurance amount will be higher for Options B and C).

The term insurance rate is based on our expectations as to future experience, taking into account the insured’s sex (if permitted by law and applicable under your Policy), age, underwriting class and rate class. The rates will never exceed the guaranteed rates. The guaranteed rates are based on certain 2017 Commissioners Standard Ordinary Mortality Tables. For Policies issued between January 1, 2009 and December 31, 2019, the guaranteed rates are based on the corresponding 2001 Commissioners Standard Ordinary Mortality Tables. For Policies issued prior to January 1, 2009, the guaranteed rates are based on the corresponding 1980 Commissioners Standard Ordinary Mortality Tables. Our current rates are lower than the maximums in most cases. We review our rates periodically and may adjust them, but we will apply the same rates to everyone who has had their Policy for the same amount of time and who is the same age, sex and rate class. As a general rule, the cost of insurance rate increases each year you own your Policy, as the insured’s age increases.
Rate class relates to the level of mortality risk we assume with respect to an insured. It can be the standard rate class, or one that is higher (and may be divided by smoking status). The insured’s rate class will affect your cost of term insurance.
You can also have more than one rate class in effect, if the insured’s rate class has changed and you change your specified face amount. A better rate class will lower the cost of term insurance on your entire Policy and a worse rate class will affect the portion of your cost of term insurance charge attributable to the specified face amount increase.
•	Mortality and Expense Risk Charge. We make this monthly charge primarily to compensate us for mortality risks that insureds may live for a shorter period than we expect; and expense risks that our issuing and administrative expenses may be higher than we expect. This monthly charge is allocated proportionately to the cash value in each Division of the Separate Account. The maximum rate we may charge is equivalent to an effective annual rate of .90% of the cash value in the Separate Account.
Charges for Certain Optional Rider Benefits
The charge for an optional benefit that you add by rider to your Policy will generally be deducted as part of the monthly deduction. This includes the charge for the Term Benefit Rider.
The purpose of the charge for each rider is primarily to compensate us for our direct and indirect costs and risks in providing that rider. The charge we deduct for any such additional benefits you can add by rider is described in the rider form.
Variations In Charges
We may vary a charge by group, based on anticipated variations in our costs or risks associated with the group or individuals in the group that the charge was intended to cover. Our variations in the charges will be made in accordance with our established and uniformly applied administrative procedures. We consider a variety of factors in determining charges, including but not limited to:
•	The nature of the group and its organizational framework;
•	The method by which sales will be made to the individuals associated with the group;
•	The facility by which premiums will be paid;
•	The group’s capabilities with respect to administrative tasks;
•	Our anticipated persistency of the Policies;
•	The size of the group and the number or years it has been in existence;
•	The aggregate amount of premiums we expect to be paid on the Policies owned by the group or by individuals associated with the group.
Any variations in charges will be reasonable and will not be unfairly discriminatory to the interests of any Policy Owner.

Portfolio Company Charges
Each Portfolio pays an investment management fee to its investment manager. Each Portfolio also incurs other direct expenses. See a more detailed description contained in the Fee Table section of this Prospectus (also see the Fund Prospectus and Statement of Additional Information referred to therein for each Portfolio). You bear indirectly your proportionate share of the fees and expenses of the Portfolios that correspond to the Separate Account Divisions you are using.
Other Charges
Additional Taxes.    In general, we don’t expect to incur federal, state or local taxes upon the earnings or realized capital gains attributable to the assets in the Separate Account relating to the cash surrender value of the Policies. If we do incur such taxes, we reserve the right to charge cash value allocated to the Separate Account for these taxes.
Cash Value Transfers.    We do not currently charge for any transfer amounts. We reserve the right to assess up to a $25 charge in the future against all transfers. Currently, transfers are not taxable transactions.
Policy Termination and Reinstatement
Termination. We will terminate your Policy without any Cash Surrender Value if:
•	The Cash Surrender Value is less than the monthly deduction; and
•	We do not receive a sufficient premium payment within the 61-day grace period to cover the monthly deduction. We will mail you notice if any grace period starts.
Reinstatement:     Upon your request, we will reinstate your Policy (without reinstating any amounts in a Policy loan account), subject to certain terms and conditions that the Policy provides. We must receive your request within 3 years (or any longer period required by state law) after the end of the grace period and before the Final Date. You also must provide us:
•	A written application for reinstatement (the date we approve the application will be the effective date of the reinstatement).
•	Evidence of insurability that we find satisfactory.
•	An additional premium amount that the Policy prescribes for this purpose.
Federal Tax Matters
The following is a brief summary of some tax rules that may apply to your Policy. Such discussion does not purport to be complete or to cover every situation. You must consult with and rely on the advice of your own tax or ERISA counsel, especially where the Policy is being purchased in connection with an employee benefit plan, such as a death benefit or deferred compensation plan, or is being purchased for estate, tax planning or similar purposes. You should also consult with your own tax adviser to find out how taxes can affect your benefits and rights under your Policy. Such consultation is especially important before you make unscheduled premium payments, change your specified face amount, change your death benefit option, change coverage provided by riders, take a loan or withdrawal, or assign or surrender the Policy. Under current federal income tax law, the taxable portion of distributions from variable life  policies is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.
Insurance Proceeds
•	Insurance proceeds are generally excludable from your beneficiary’s gross income to the extent provided in Section 101 of the Internal Revenue Code (“Code”).
•	In the case of employer-owned life insurance as defined in Section 101(j) of the Code, the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated, a director, or recently employed. There are also exceptions for Policy proceeds paid to an employee’s heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to Policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.
•	The death proceeds may be subject to federal estate tax: (i) if paid to the insured’s estate or (ii) if paid to a different beneficiary if the insured possessed incidents of ownership at or within three years before death.
•	If you die before the insured, the value of your Policy (determined under IRS rules) is included in your estate and may be subject to federal estate tax.
•	Whether or not any federal estate tax is due is based on a number of factors including the estate size. Please consult your tax adviser for the applicable estate tax rates.
•	The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under Section 7702 of the Code, as in effect on the date the Policy was issued. The rules with respect to Policies issued on a substandard risk basis are not entirely clear.
Cash Value (If  Your Policy Is Not a Modified Endowment Contract)
•	You are generally not taxed on your cash value until you withdraw it or surrender your Policy or receive a distribution (such as when your Policy terminates on the Final Date). In these cases, you are generally permitted to take withdrawals and receive other distributions up to the amount of premiums paid without any tax consequences. However, withdrawals and other distributions will be treated as gain subject to ordinary income tax after you have received amounts equal to the total premiums you paid. Somewhat different rules may apply if there is a death benefit reduction in the first 15 Policy years. Distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.
Loans
•	Loan amounts you receive will generally not be subject to income tax, unless your Policy is or becomes a modified endowment contract, is exchanged or terminates.
•	Interest on loans is generally not deductible. For businesses that own a Policy, at least part of the interest deduction unrelated to the Policy may be disallowed unless the insured is a 20% owner, officer, director or employee of the business.
•	If your Policy terminates (upon surrender, cancellation, lapse, the Final Date or, in most cases, exchanges) while any Policy loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a “distribution” to you. Any such distribution will have the same tax consequences as any other Policy distribution. Thus, there will generally be federal income tax payable on the amount by which withdrawals and loans exceed your remaining basis in the Policy. In the case of an exchange, any outstanding Policy loan will generally be taxed to the extent of any Policy gain. Please be advised that amounts borrowed and withdrawn reduce the Policy’s cash value and any remaining Policy cash value may be insufficient to pay the income tax on your gains.
Modified Endowment Contracts
These contracts are life insurance policies where the premiums paid during the first 7 years after the Policy is issued, or after a material change in the Policy, exceeds tax law limits referred to as the “7-pay test.” Material changes in the Policy include changes in the level of benefits, receipt of an unnecessary premium and certain other changes to your Policy after the issue date. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. Reductions in benefits during a 7-pay testing period also may cause your Policy to become a modified endowment contract. Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts that may provide relief in limited circumstances.
Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract.
If your Policy is considered a modified endowment contract the following applies:
•	The death benefit will still generally be income tax free to your beneficiary, to the extent discussed above.
•	Amounts withdrawn or distributed before the insured’s death, including (without limitation) loans taken from or secured by the Policy, assignments and pledges, are (to the extent of any gain in your Policy) treated as income first and subject to income tax. All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.
•	An additional 10% income tax generally applies to the taxable portion of the amounts you receive before age 59 ½ except if you are disabled or if the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your beneficiary. The foregoing exceptions to the 10% additional tax generally do not apply to a Policy owner that is a non-natural person, such as a corporation.
•	If a Policy becomes a modified endowment contract, distributions that occur during the Policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
Diversification
In order for your Policy to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Policy. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be able to be corrected. Failure to meet these standards would result in immediate taxation to Policy Owners of gains under their Policy. If Portfolio shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status, or to non-qualified plans, there could be adverse consequences under the diversification rules.
Investor Control
In some circumstances, Owners of variable  policies who retain excessive control over the investment of the underlying Separate Account assets may be treated as the Owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as an owner of the assets in our Separate Account. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.
Estate, Gift and Generation-Skipping Transfer Taxes
The transfer of the Policy or the designation of a Beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner’s estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner’s estate upon the Policy Owner’s death.  The Policy would not be includable in the insured’s estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.
Moreover, under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping transfer and other taxes.
In general, current rules provide for a $10 million federal estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent through the year 2025.
The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Withholding
To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s Federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations
Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance  policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the  Policy Owner’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a Policy purchase.
Business Uses of Policy
Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are contemplating a change to an existing Policy or purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.
The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.
The Sarbanes-Oxley Act of 2002 (the “Act”), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since at least some such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.
Transfer of Issued Life Insurance Policies to Third parties.
If you transfer the Policy to a third party, including a sale of the Policy to a life settlement company, such transfer for value may be taxable. The death benefit will also be taxable in the case of a transfer for value unless certain exceptions apply. We may be required to report certain information to the IRS, as required under IRC section 6050Y and applicable regulations. You should consult with a qualified tax advisor for further information prior to transferring the Policy.
Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy in connection with a split dollar life insurance arrangement should consult legal counsel.

Split dollar insurance plans that provide deferred compensation may be subject to rules governing deferred compensation arrangements. Failure to adhere to these rules will result in adverse tax consequences. A tax adviser should be consulted with respect to such plans.
In the case of a business-owned Policy, the provisions of Section 101(j) of the Code may limit the amount of the death benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above.
Changes to Tax Rules and Interpretations
Changes in applicable tax laws, rules and interpretations can adversely affect the tax treatment of your Policy. These changes may take effect retroactively. We reserve the right to amend the Policy in any way necessary to avoid any adverse tax treatment. Examples of changes that could create adverse tax consequences include:
•	Possible taxation of cash value transfers between investment options;
•	Possible taxation as if you were the owner of your allocable portion of the Separate Account’s assets;
•	Possible changes in the tax treatment of Policy benefits and rights.
To the extent permitted under the federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions.
The Company’s Income Taxes
Under current federal income tax law we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for company federal income taxes. (We do deduct a charge for federal taxes from premiums.) We reserve the right to charge the Separate Account for any future federal income taxes we may incur. Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.
We may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits which may include foreign tax credits and corporate dividends received deductions, are not passed back to the Separate Account or to Policy Owners since we are the owner of the assets from which the tax benefits are derived.
Rights We Reserve
We reserve the right to make certain changes if we believe the changes are in the best interest of our Policy Owners or would help carry out the purposes of the Policy. We will make these changes in the manner permitted by applicable law and only after getting any necessary Owner and regulatory approval. We will notify you of any changes that result in a material change in the underlying investments in the Divisions, and you will have a chance to transfer out of the affected Division (without charge). Some of the changes we may make include:
•	Operating the Separate Account in any other form that is permitted by applicable law;
•	Changes to obtain or continue exemptions from the 1940 Act;
•	Transferring assets among Divisions or to other separate accounts, or our general account or combining or removing Divisions from the Separate Account;
•	Substituting units in a Division for units of another Division of a Fund or another fund or investment permitted by law;
•	Changing the way we assess charges without exceeding the aggregate amount of the Policy’s guaranteed maximum charges;
•	Making any necessary technical changes to the Policy to conform it to the changes we have made.
Some such changes might require us to obtain regulatory or Policy Owner approval. Whether regulatory or Policy Owner approval is required would depend on the nature of the change and, in many cases, the manner in which the change is implemented. You should not assume, therefore, that you necessarily will have an opportunity to approve or disapprove any such changes. Circumstances that could influence our determination to make any change might include changes in law or interpretations thereof; changes in financial or investment market conditions; changes in accepted methods of conducting operations in the relevant market; or a desire to achieve material operating economies or efficiencies.
Other Policy Provisions
Free Look Period
Carefully review your Policy, which contains a full discussion of all its provisions. You can return the Policy during this period. The period ends on the later of:
•	10 days after you receive the Policy (unless state law requires a longer specified period); and
•	the date we receive a receipt signed by you.
If you return your Policy, we will send you a complete refund of any premiums paid (or cash value plus any charges deducted if state law requires) within seven days.
For Policies issued in California: If you are age 60 or older, you may cancel the Policy within 30 days after you receive it. If you elected on the Policy application to allocate 100% of your initial net premium to a money market Division, we will refund the premiums you paid; if you elected to allocate your initial net premium to the other Divisions and/or the Fixed Account, we will refund the Policy’s cash value.
Suicide
If the insured commits suicide within the first two Policy years (or any other period required by state law), your Beneficiary will receive all premiums paid (without interest), less any outstanding loans (plus accrued interest) and withdrawals taken. Similarly, we will pay the Beneficiary only the cost of any increase in specified face amount if the insured commits suicide within two years of such increase.
Assignment and Change in Ownership
You can assign your Policy as collateral if you notify us in writing. The assignment or release of the assignment is effective when it is recorded at your Designated Office. We are not responsible for determining the validity of the assignment or its release. Also, there could be serious adverse tax consequences to you or your beneficiary, so you should consult with your tax adviser before making any change of ownership or other assignment.
Reports
Generally, you will promptly receive statements confirming your significant transactions such as:
•	Change in specified face amount;
•	Change in death benefit option;
•	Transfers among Divisions ;
•	Partial withdrawals;
•	Loan amounts you request;
•	Loan repayments and premium payments.
We will also send you an annual statement generally within 30 days after a Policy year. That statement will summarize the year’s transactions and include information on:
•	Deductions and charges;
•	Status of the death benefit;
•	Cash and cash surrender values;
•	Amounts in the Divisions and Fixed Account;
•	Status of Policy loans;
•	Automatic loans to pay interest;
•	Information on your modified endowment contract status (if applicable);
We will also send you a Fund’s annual and semi-annual reports to shareholders.

When Your Requests Become Effective
Generally, requests, premium payments and other instructions and notifications received in "good order" (see "Good Order" in "Contacting Us") are effective on the Date of Receipt. In those cases, the effective time is at the end of the Valuation Period during which we receive them at your Designated Office. (Some exceptions to this general rule are noted below and elsewhere in this Prospectus.)
A Valuation Period is the period between two successive Valuation Dates. A Valuation Period begins at the close of regular trading on the Exchange on a Valuation Date and ends at the close of regular trading on the Exchange on the next succeeding Valuation Date. The close of regular trading is 4:00 p.m., Eastern Time on most days.
The Valuation Date is each day on which the Exchange is open for trading.
Accordingly, if we receive your request, premium, or instructions after the close of regular trading on the Exchange, or if the Exchange is not open that day, then we will treat it as received on the next day when the Exchange is open. These rules apply regardless of the reason we did not receive your request, premium, or instructions by the close of regular trading on the Exchange, even if due to our delay (such as a delay in answering your telephone call).
The end of the free look period is the effective time of the premium allocation instructions you make in your Policy application (and any changes in allocation or transfer requests you make on or before the end of the free look period). Your Investment Start Date is the date the first net premium is applied to the Fixed Account and/or the Separate Account and is the later of (1) the Date of Policy and (2) the Date of Receipt of your first premium payment.
Third Party Requests
Generally, we accept requests for transactions or information only from you. Therefore, we reserve the right not to process transactions requested on your behalf by your agent with a power of attorney or any other authorization. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other Policy Owners, and who simultaneously makes the same request or series of requests on behalf of other Policy Owners.
Exchange Privilege
If you decide that you no longer want to take advantage of the Divisions, you may transfer all of your money into the Fixed Account. No charge will be imposed on a transfer of your entire cash value (or the cash value attributable to a specified face amount increase) to the Fixed Account within the first 24 Policy months (or within 24 Policy months after a specified face amount increase you have requested, as applicable). In some states, in order to exercise your exchange privilege, you must transfer, without charge, the Policy cash value (or the portion attributable to a specified face amount increase) to a flexible premium fixed benefit life insurance policy that we make available.
Cybersecurity
Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Funds and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Policy Owners’ requests and elections and day-to-day record keeping, are all executed through computer networks and systems.
We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as individual Policy Owners and their Policies. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.

Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate cash values; cause the release and possible destruction of confidential Policy Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.
Sales of Policies
MetLife Investors Distribution Company (“MLIDC”) is the principal underwriter and distributor of the Policies. MLIDC’s principal executive offices are located at 200 Park Avenue, New York, New York 10166. MLIDC, which is our affiliate, is registered under the Securities Exchange Act of 1934 (the “34 Act”) as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
The Policies are sold through licensed life insurance sales representatives associated with broker-dealers with which MLIDC enters into a selling agreement.
We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies, e.g., commissions payable to broker-dealers who sell the Policies. The payments described below do not result in a charge against the Policy in addition to the charges already described elsewhere in this prospectus. We may require all or part of the compensation to be returned to us if you do not continue the Policy for at least five years.
MLIDC pays commissions to the broker-dealer through which the sales representative is registered. Commissions paid are based on a “gross dealer concession” model. Broker-dealers pay their sales representatives all or a portion of the gross dealer concession for their sales of the Policies. The portion that the broker-dealer passes through to its sales representatives is determined in accordance with the broker-dealer’s internal compensation program. These programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of these broker-dealers may also receive non-cash compensation pursuant to the firm’s guidelines or directly from us or MLIDC.
The gross dealer concession for the Policies varies based on the Policy year and on whether the amount of premiums paid in a Policy year is greater or less than the Policy’s Target Premium. The Target Premium is shown in your Policy. In the first Policy year, the gross dealer concession is 28% of premiums paid up to the amount of the Target Premium, and 2.5% of premiums paid in excess of the Target Premium; in Policy years 2 through 4, the gross dealer concession is 8.25% of premiums paid up to the amount of the Target Premium and 2.5% of any excess; in Policy year 5 and later, the gross dealer concession is 2.5% of all premiums paid; and in Policy year 8 and thereafter a gross dealer concession of 0.1% is paid on the Policy’s cash value. Under alternative schedules that are available, the gross dealer concession in the first Policy year ranges from 10% to 21% premiums paid up to the Target Premium and 2% of any excess; in Policy years 2 through 10, it ranges from 8.5% to 10% of premiums paid up to the Target Premium and 1.5% of any excess; in Policy years 11 and later, it is 3% of premiums paid up to the Target Premium and 1.5% of any excess; and in Policy years 8 and thereafter, a gross dealer concession ranging from 0.1% to 0.15% is paid on the Policy’s cash value.
MLIDC has entered into distribution arrangements with certain selected broker-dealers for the sale of the Policies and other variable insurance products, i.e., annuity contracts and life insurance policies, that we and our affiliates issue. MLIDC may pay additional compensation to these broker-dealers, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain broker-dealers, the amount of which depends on cumulative periodic (usually quarterly) sales of our insurance products (including the Policies) and may also depend on meeting thresholds in the sale of certain of our insurance products (other than the Policies). They may also include payments we make to cover the cost of marketing or other support services provided for or by registered representatives who may sell our products. Introduction fees are payments to broker-dealers in connection with the addition of these variable products to the broker-dealer’s line of investment products, including expenses relating to establishing the data communications systems necessary for the broker-dealer to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in broker-dealers’ marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for broker-dealers’ sales representatives.
The additional types of compensation discussed above are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide broker-dealers or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the broker-dealer does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Policy.
Legal Proceedings
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.
Restrictions on Financial Transactions
Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or “freeze” your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.
Financial Statements
The financial statements comprising each Division of the Separate Account and the financial statements of MetLife can be found in the Statement of Additional Information. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.

In order to help you understand how the Policy’s values would vary over time under different sets of assumptions, we will provide you with  personalized illustrations of death benefits, cash surrender values and cash values upon request. These will be based on the age and insurance risk characteristics of the person insured under the Policy and such factors as the specified face amount, premium payment amounts and rates of return (within limits) that you request. You can request such illustrations at any time without charge. We have filed an example of such an illustration as an exhibit to the registration statement referred to below.
Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information. This Prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this Prospectus. You may obtain, without charge, a copy of the Statement of Additional Information or a personalized illustration of death benefits, Cash Surrender Values and cash values, by calling us at 1-877-638-3932 or contacting us through our website at www.metlife.com/sbr.
Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC’s Public Reference Section at 100 F Street, NE, Washington, DC 20549.
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